                            NEW ENGLAND ZENITH FUND

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                (617) 267-6600

                           PROSPECTUS -- MAY 1, 1998

  New England Zenith Fund (the "Fund") consists of fourteen investment portfolios (each a "Series"), twelve of which are contained herein, with the following investment objectives:

  LOOMIS SAYLES SMALL CAP SERIES--long-term capital growth from investments in common stocks or their equivalents.

  MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES--long-term capital appreciation through investment primarily in international equity securities.

  ALGER EQUITY GROWTH SERIES--long-term capital appreciation.

  CAPITAL GROWTH SERIES--long-term growth of capital.

  GOLDMAN SACHS MIDCAP VALUE SERIES (FORMERLY, LOOMIS SAYLES AVANTI GROWTH SERIES)--long-term capital appreciation.

  DAVIS VENTURE VALUE SERIES--growth of capital.

  WESTPEAK GROWTH AND INCOME SERIES--long-term total return through investment in equity securities.

  LOOMIS SAYLES BALANCED SERIES--reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

  SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES--a high level of total return consistent with preservation of capital. This Series may invest a significant portion of its assets in lower rated bonds commonly known as junk bonds. Investors should assess carefully the risks associated with investment in this Series. See "Investment Objectives and Policies--Salomon Brothers Strategic Bond Opportunities Series" and "Investment Risks--Lower Rated Fixed-Income Securities."

  BACK BAY ADVISORS BOND INCOME SERIES--a high level of current income consistent with protection of capital and moderate investment risk.

  SALOMON BROTHERS U.S. GOVERNMENT SERIES--a high level of current income consistent with preservation of capital and maintenance of liquidity.

  BACK BAY ADVISORS MONEY MARKET SERIES--the highest possible level of current income consistent with preservation of capital. MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL MAINTAIN A STABLE NET ASSET VALUE OF $100 PER SHARE.

  This Prospectus concisely describes the information that prospective investors ought to know before investing. Please read this Prospectus carefully and keep it for future reference.

  A Statement of Additional Information (the "Statement") dated May 1, 1998, is available free of charge by writing to New England Securities Corporation ("New England Securities"), 399 Boylston Street, Boston, Massachusetts 02116. The Statement, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus. The SEC maintains a Web site at http://www.sec.gov that contains the Statement, material incorporated by reference and other information about the Fund.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                               ----------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Financial Highlights.......................................................  B-3
The Fund................................................................... B-15
Investment Objectives and Policies......................................... B-15
Investment Risks........................................................... B-21
Performance Information.................................................... B-32
Investment Restrictions.................................................... B-35
Management................................................................. B-39
Purchase and Redemption of Shares.......................................... B-46
Net Asset Values and Portfolio Valuation................................... B-46
Dividends and Capital Gain Distributions................................... B-47
Taxes...................................................................... B-47
Organization and Capitalization of the Fund................................ B-47
Transfer Agent............................................................. B-48
Voting Rights.............................................................. B-48
Appendix A................................................................. B-49
Appendix B................................................................. B-50

                             FINANCIAL HIGHLIGHTS

  The Financial Highlights for the Fund which appear on the following pages have been examined by Deloitte & Touche LLP, the Fund's independent accountants, whose report thereon for the year ended December 31, 1997 accompanies the financial statements incorporated by reference in the Statement and may be obtained by shareholders. Prior to 1997, Coopers & Lybrand L.L.P. acted as the Fund's independent accountants and provided reports which accompany the financial statements for those periods. The Financial Highlights should be read in conjunction with the financial statements and notes thereto. For further performance information about the Fund, please refer to the Fund's annual report, which is available on request free of charge.

                        LOOMIS SAYLES SMALL CAP SERIES

                                                     YEAR ENDED DECEMBER 31,
                                   MAY 2, 1994(A) TO --------------------------
                                   DECEMBER 31, 1994  1995     1996      1997
                                   ----------------- -------  -------  --------
Net Asset Value, Beginning of
 Period..........................       $100.00      $ 96.61  $118.80    144.29
                                        -------      -------  -------  --------
Income From Investment Operations
Net Investment Income............          0.14         0.85     1.05      1.22
Net Gains or (Losses) on
 Investments (both realized and
 unrealized).....................         (3.38)       26.93    35.03     34.11
                                        -------      -------  -------  --------
    Total From Investment
     Operations..................         (3.24)       27.78    36.08     35.33
                                        -------      -------  -------  --------
Less Distributions
Distributions From Net Investment
 Income..........................         (0.15)       (0.78)   (1.03)    (1.21)
Distributions From Net Realized
 Capital Gains...................          0.00        (4.81)   (9.56)   (19.49)
                                        -------      -------  -------  --------
    Total Distributions..........         (0.15)       (5.59)  (10.59)   (20.70)
                                        -------      -------  -------  --------
Net Asset Value, End of the
 Period..........................       $ 96.61      $118.80  $144.29  $ 158.92
                                        =======      =======  =======  ========
Total Return (%).................         (3.23)(b)    28.88    30.67     24.85
Ratio of Operating Expenses to
 Average Net Assets (%)(d).......          1.00 (c)     1.00     1.00      1.00
Ratio of Net Investment Income to
 Average Net Assets (%)..........          0.32 (c)     1.26     1.15      0.97
Portfolio Turnover Rate (%)......            80 (c)       98       62        87
Average Commission Rate Paid(e)..           --           --   $0.0568  $ 0.0534
Net Assets, End of Period (000)..       $ 3,105      $27,741  $89,194  $200,105
The Ratio of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense limitation would have
 been (%)(d).....................         2.31 (c)      1.91     1.29      1.14

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) During the periods presented, the Series' adviser voluntarily agreed to reduce its fees and, if necessary, to assume expenses of the Series in order to limit the Series' expenses to an annual rate of 1.00% of the Series' average daily net assets.

(e) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

             MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES(A)

                                  OCTOBER 31, 1994(B) YEAR ENDED DECEMBER 31,
                                          TO          -------------------------
                                   DECEMBER 31, 1994   1995     1996     1997
                                  ------------------- -------  -------  -------
Net Asset Value, Beginning of
 Period.........................        $10.00        $ 10.23  $ 10.73  $ 11.29
                                        ------        -------  -------  -------
Income From Investment
 Operations
Net Investment Income...........          0.03           0.09     0.06     0.08
Net Gains or (Losses) on
 Investments (both realized and
 unrealized)....................          0.23           0.53     0.68    (0.23)
                                        ------        -------  -------  -------
    Total From Investment
     Operations.................          0.26           0.62     0.74    (0.15)
                                        ------        -------  -------  -------
Less Distributions
Distributions From Net
 Investment Income..............         (0.02)         (0.09)   (0.02)   (0.09)
Distributions in Excess of Net
 Investment Income..............          0.00          (0.03)    0.00     0.00
Distributions From Net Realized
 Capital Gains..................          0.00           0.00    (0.16)   (0.08)
Distributions in Excess of Net
 Realized Capital Gains.........          0.00           0.00     0.00    (0.11)
Distributions From Paid-In
 Capital........................         (0.01)          0.00     0.00    (0.00)
                                        ------        -------  -------  -------
    Total Distributions.........         (0.03)         (0.12)   (0.18)   (0.28)
                                        ------        -------  -------  -------
Net Asset Value, End of the
 Period.........................        $10.23        $ 10.73  $ 11.29  $ 10.86
                                        ======        =======  =======  =======
Total Return (%)................          2.60 (c)       6.03     6.87    (1.30)
Ratio of Operating Expenses to
 Average Net Assets (%)(e)......          1.30 (d)       1.30     1.30     1.30
Ratio of Net Investment Income
 to Average Net Assets (%)......          2.56 (d)       1.29     0.67     0.96
Portfolio Turnover Rate (%).....             4 (d)         89       64      115
Average Commission Rate Paid(f).           --             --   $0.0204  $0.0123
Net Assets, End of Period (000).        $2,989        $16,268  $39,392  $53,035
The Ratio of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense limitation would have
 been (%)(e)....................          5.38 (d)       3.12     1.66     1.59

--------
(a) On May 1, 1997, Morgan Stanley Asset Management Inc. succeeded Draycott Partners, Ltd. as investment subadviser to the Series.

(b) Commencement of operations.

(c) Not computed on an annualized basis.

(d) Computed on an annualized basis.

(e) During the periods presented, TNE Advisers, Inc. has agreed to pay operating expenses of the Series in excess of an annual expense limit of 1.30% of average daily net assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 1.30% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.

(f) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                          ALGER EQUITY GROWTH SERIES

                                OCTOBER 31, 1994(A)  YEAR ENDED DECEMBER 31,
                                        TO          ---------------------------
                                 DECEMBER 31, 1994   1995      1996      1997
                                ------------------- -------  --------  --------
Net Asset Value, Beginning of
 Period.......................        $10.00        $  9.56  $  13.80  $  15.58
                                      ------        -------  --------  --------
Income From Investment
 Operations
Net Investment Income.........          0.02           0.01      0.04      0.02
Net Gains or (Losses) on
 Investments (both realized
 and unrealized)..............         (0.44)          4.65      1.78      3.92
                                      ------        -------  --------  --------
    Total From Investment
     Operations...............         (0.42)          4.66      1.82      3.94
                                      ------        -------  --------  --------
Less Distributions
Distributions From Net
 Investment Income............         (0.02)         (0.01)    (0.04)    (0.02)
Distributions from Net
 Realized Capital Gains.......          0.00          (0.41)     0.00     (1.88)
                                      ------        -------  --------  --------
    Total Distributions.......         (0.02)         (0.42)    (0.04)    (1.90)
                                      ------        -------  --------  --------
Net Asset Value, End of the
 Period.......................        $ 9.56        $ 13.80  $  15.58  $  17.62
                                      ======        =======  ========  ========
Total Return (%)..............         (4.20)(b)      48.80     13.17     25.63
Ratio of Operating Expenses to
 Average Net Assets (%)(d)....          0.85 (c)       0.85      0.90      0.87
Ratio of Net Investment Income
 to Average Net Assets (%)....          1.07 (c)       0.14      0.24      0.12
Portfolio Turnover Rate (%)...            32 (c)        107        78       137
Average Commission Rate
 Paid(e)......................           --             --   $ 0.0716  $ 0.0723
Net Assets, End of Period
 (000)........................        $1,917        $46,386  $120,456  $205,318
The Ratio of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 limitation would have been
 (%)(d).......................          2.74 (c)       2.45      0.90      0.87

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) During the periods presented, TNE Advisers, Inc. has agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.85% (through December 31, 1995) of average daily net assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred. Beginning January 1, 1996, the annual expense limit was increased to 0.90% of average net assets.

(e) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                             CAPITAL GROWTH SERIES

                                                            YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------------------------------------------------
                           1988     1989    1990(A)     1991      1992      1993      1994      1995       1996        1997
                          -------  -------  --------  --------  --------  --------  --------  --------  ----------  ----------
Net Asset Value,
 Beginning of the Year..  $231.33  $201.14  $ 260.25  $ 249.04  $ 347.36  $ 322.23  $ 351.63  $ 312.30  $   374.62  $   427.08
                          -------  -------  --------  --------  --------  --------  --------  --------  ----------  ----------
Income From Investment
 Operations
Net Investment
 Income.................    10.63     1.59      1.78      3.16      4.04      2.12      5.28      3.47        3.08        2.52
Net Gains or (Losses) on
 Investments (both
 realized and
 unrealized)............   (30.97)   60.11    (10.88)   130.75    (25.10)    46.21    (30.54)   114.91       74.80       95.67
                          -------  -------  --------  --------  --------  --------  --------  --------  ----------  ----------
  Total From Investment
   Operations...........   (20.34)   61.70     (9.10)   133.91    (21.06)    48.33    (25.26)   118.38       77.88       98.19
                          -------  -------  --------  --------  --------  --------  --------  --------  ----------  ----------
Less Distributions
Distributions From Net
 Investment Income......    (9.55)   (2.59)    (2.11)    (3.22)    (4.07)    (2.18)    (5.15)    (3.48)      (3.08)      (2.52)
Distributions From Net
 Realized Capital Gains.    (0.30)    0.00      0.00    (31.93)     0.00    (16.75)    (8.92)   (52.58)     (22.34)    (123.15)
Distributions From Paid-
 in Capital.............     0.00     0.00      0.00     (0.44)     0.00      0.00      0.00      0.00        0.00        0.00
                          -------  -------  --------  --------  --------  --------  --------  --------  ----------  ----------
  Total Distributions...    (9.85)   (2.59)    (2.11)   (35.59)    (4.07)   (18.93)   (14.07)   (56.06)     (25.42)    (125.67)
                          -------  -------  --------  --------  --------  --------  --------  --------  ----------  ----------
Net Asset Value,
 End of the Year........  $201.14  $260.25  $ 249.04  $ 347.36  $ 322.23  $ 351.63  $ 312.30  $ 374.62  $   427.08  $   399.60
                          =======  =======  ========  ========  ========  ========  ========  ========  ==========  ==========
Total Return (%)........     (8.8)    30.8      (3.5)     54.0     (6.05)    14.97     (7.07)    38.03       21.08       23.48
Ratio of Operating
 Expenses to Average Net
 Assets (%).............     0.75     0.72      0.73      0.70      0.70      0.68      0.67      0.71        0.69        0.67
Ratio of Net Investment
 Income to Average Net
 Assets (%).............     6.20     1.21      0.93      1.22      1.53      0.67      1.61      0.92        0.79        0.52
Portfolio Turnover Rate
 (%)....................      813      269       229       174       207       169       140       242         207         214
Average Commission Rate
 Paid(b)................      --       --        --        --        --        --        --        --   $   0.0669  $   0.0691
Net Assets,
 End of Period (000)....  $42,538  $90,377  $148,254  $343,965  $472,017  $644,384  $667,127  $921,444  $1,142,660  $1,425,719

--------
(a) On March 1, 1990, the Capital Growth Management Division of Loomis, Sayles & Company, Incorporated was reorganized into Capital Growth Management Limited Partnership, which assumed management of the Series.

(b) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

   GOLDMAN SACHS MIDCAP VALUE SERIES (FORMERLY, LOOMIS SAYLES AVANTI GROWTH
                                  SERIES)(A)

                          APRIL 30, 1993(B)     YEAR ENDED DECEMBER 31,
                                 TO         -----------------------------------
                          DECEMBER 31, 1993  1994     1995     1996      1997
                          ----------------- -------  -------  -------  --------
Net Asset Value, Begin-
 ning of the Period.....       $100.00      $113.67  $112.77  $142.44  $ 157.88
                               -------      -------  -------  -------  --------
Income From Investment
 Operations
Net Investment Income...          0.18         0.59     0.42     0.11      0.00
Net Gains or (Losses) on
 Investments (both
 realized and
 unrealized)............         14.56        (0.89)   33.80    24.88     27.12
                               -------      -------  -------  -------  --------
    Total From Invest-
     ment Operations....         14.74        (0.30)   34.22    24.99     27.12
                               -------      -------  -------  -------  --------
Less Distributions
Distributions From Net
 Investment Income......         (0.18)       (0.60)   (0.40)   (0.13)     0.00
Distributions From Net
 Realized Capital Gains.         (0.67)        0.00    (4.15)   (9.42)   (14.41)
Distributions From Paid-
 In Capital.............         (0.22)        0.00     0.00     0.00      0.00
                               -------      -------  -------  -------  --------
    Total Distributions.         (1.07)       (0.60)   (4.55)   (9.55)   (14.41)
                               -------      -------  -------  -------  --------
Net Asset Value, End of
 the Period.............       $113.67      $112.77  $142.44  $157.88  $ 170.59
                               =======      =======  =======  =======  ========
Total Return (%)........         14.74 (c)    (0.27)   30.35    17.58     17.35
Ratio of Operating Ex-
 penses to Average Net
 Assets (%)(e)..........          0.85 (d)     0.84     0.85     0.85      0.85
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          0.46 (d)     0.67     0.37     0.08     (0.16)
Portfolio Turnover Rate
 (%)....................            21 (d)       67       58       65        49
Average Commission Rate
 Paid(f)................           --           --       --   $0.0508  $ 0.0504
Net Assets, End of Pe-
 riod (000).............       $11,972      $25,622  $48,832  $82,667  $114,617
The Ratio of Operating
 Expenses to Average Net
 Assets without giving
 effect to the voluntary
 expense limitation
 would have been (%)(e).          0.89 (d)     0.84     1.06     0.92      0.86

--------
(a) On May 1, 1998, Goldman Sachs Asset Management succeeded Loomis, Sayles & Company, L.P. as investment subadviser to the Series.

(b) Commencement of operations.

(c) Not computed on an annualized basis.

(d) Computed on an annualized basis.

(e) During the periods presented, the Series' adviser voluntarily agreed to bear expenses of the Series (other than the advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) in excess of 0.15% of the Series' average daily net assets. Commencing May 1, 1998, TNE Advisers, Inc. has agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.90% of average daily net assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.

(f) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                          DAVIS VENTURE VALUE SERIES

                                OCTOBER 31, 1994(A)  YEAR ENDED DECEMBER 31,
                                        TO          ---------------------------
                                 DECEMBER 31, 1994   1995      1996      1997
                                ------------------- -------  --------  --------
Net Asset Value, Beginning of
 Period.......................        $10.00        $  9.62  $  13.10  $  16.09
                                      ------        -------  --------  --------
Income From Investment
 Operations
Net Investment Income.........          0.03           0.10      0.13      0.18
Net Gains or (Losses) on
 Investments (both realized
 and unrealized)..............         (0.38)          3.68      3.26      5.20
                                      ------        -------  --------  --------
    Total From Investment
     Operations...............         (0.35)          3.78      3.39      5.38
                                      ------        -------  --------  --------
Less Distributions
Distributions From Net
 Investment Income............         (0.03)         (0.10)    (0.13)    (0.14)
Distributions From Net
 Realized Capital Gains.......          0.00          (0.20)    (0.27)    (0.53)
                                      ------        -------  --------  --------
    Total Distributions.......         (0.03)         (0.30)    (0.40)    (0.67)
                                      ------        -------  --------  --------
Net Asset Value, End of the
 Period.......................        $ 9.62        $ 13.10  $  16.09  $  20.80
                                      ======        =======  ========  ========
Total Return (%)..............         (3.50)(b)      39.28     25.84     33.50
Ratio of Operating Expenses to
 Average Net Assets (%)(d)....          0.90 (c)       0.90      0.90      0.90
Ratio of Net Investment Income
 to Average Net Assets (%)....          2.54 (c)       1.39      1.25      0.94
Portfolio Turnover Rate (%)...             1 (c)         20        18        17
Average Commission Rate
 Paid(e)......................           --             --   $ 0.0599  $ 0.0600
Net Assets, End of Period
 (000)........................        $3,371        $35,045  $108,189  $280,448
The Ratio of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 limitation would have been
 (%)(d).......................          3.97 (c)       1.51      0.96      0.90

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) During the periods presented, TNE Advisers, Inc. has agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.90% of average daily net assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.90% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.

(e) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                       WESTPEAK GROWTH AND INCOME SERIES

                          APRIL 30, 1993(A)     YEAR ENDED DECEMBER 31,
                                 TO         -----------------------------------
                          DECEMBER 31, 1993  1994     1995     1996      1997
                          ----------------- -------  -------  -------  --------
Net Asset Value, Begin-
 ning of the Period.....       $100.00      $112.32  $109.03  $141.31  $ 151.77
                               -------      -------  -------  -------  --------
Income From Investment
 Operations
Net Investment Income...          0.92         1.90     1.77     1.78      1.37
Net Gains or (Losses) on
 Investments (both
 realized and
 unrealized)............         13.33        (3.25)   37.91    23.69     48.76
                               -------      -------  -------  -------  --------
    Total From Invest-
     ment Operations....         14.25        (1.35)   39.68    25.47     50.13
                               -------      -------  -------  -------  --------
Less Distributions
Distributions From Net
 Investment Income......         (0.92)       (1.92)   (1.71)   (1.82)    (1.35)
Distributions From Net
 Realized Capital Gains.         (1.00)        0.00    (5.69)  (13.19)   (20.57)
Distributions In Excess
 of Net Realized Capital
 Gains..................         (0.01)        0.00     0.00     0.00      0.00
Distributions From Paid-
 In Capital.............          0.00        (0.02)    0.00     0.00      0.00
                               -------      -------  -------  -------  --------
    Total Distributions.         (1.93)       (1.94)   (7.40)  (15.01)   (21.92)
                               -------      -------  -------  -------  --------
Net Asset Value, End of
 the Period.............       $112.32      $109.03  $141.31  $151.77  $ 179.98
                               =======      =======  =======  =======  ========
Total Return (%)........         14.24 (b)    (1.21)   36.46    18.10     33.48
Ratio of Operating Ex-
 penses to Average Net
 Assets (%)(d)..........          0.85 (c)     0.85     0.85     0.85      0.82
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          2.16 (c)     2.30     1.63     1.40      0.91
Portfolio Turnover Rate
 (%)....................            49 (c)      133       92      104        93
Average Commission Rate
 Paid(e)................           --           --       --   $0.0344  $ 0.0334
Net Assets, End of Pe-
 riod (000).............       $ 9,082      $22,934  $48,129  $82,330  $152,738
The Ratio of Operating
 Expenses to Average Net
 Assets without giving
 effect to the voluntary
 expense limitation
 would have been (%)(d).          0.94 (c)     0.86     1.06     0.91      0.82

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) During the periods presented, the Series' adviser voluntarily agreed to bear the expenses of the Series (other than the advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) in excess of 0.15% of the Series' average daily net assets.

(e) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                         LOOMIS SAYLES BALANCED SERIES

                                OCTOBER 31, 1994(A) YEAR ENDED DECEMBER 31,
                                        TO          --------------------------
                                 DECEMBER 31, 1994   1995     1996      1997
                                ------------------- -------  -------  --------
Net Asset Value, Beginning of
 Period.......................        $10.00        $  9.94  $ 11.95  $  13.55
                                      ------        -------  -------  --------
Income From Investment
 Operations
Net Investment Income.........          0.05           0.26     0.27      0.28
Net Gains or (Losses) on
 Investments (both realized
 and unrealized)..............         (0.06)          2.20     1.73      1.90
                                      ------        -------  -------  --------
    Total From Investment
     Operations...............         (0.01)          2.46     2.00      2.18
Less Distributions
Distributions From Net
 Investment Income............         (0.05)         (0.26)   (0.27)    (0.27)
Distributions in Excess of Net
 Realized Capital Gains.......          0.00          (0.19)   (0.13)    (0.60)
                                      ------        -------  -------  --------
    Total Distributions.......         (0.05)         (0.45)   (0.40)    (0.87)
                                      ------        -------  -------  --------
Net Asset Value, End of the
 Period.......................        $ 9.94        $ 11.95  $ 13.55  $  14.86
                                      ======        =======  =======  ========
Total Return (%)..............         (0.10)(b)      24.79    16.91     16.18
Ratio of Operating Expenses to
 Average Net Assets (%)(d)....          0.85 (c)       0.85     0.85      0.85
Ratio of Net Investment Income
 to Average Net Assets (%)....          4.16 (c)       4.03     3.08      2.79
Portfolio Turnover Rate (%)...             0 (c)         72       59        60
Average Commission Rate
 Paid(e)......................           --             --   $0.0594  $ 0.0594
Net Assets, End of Period
 (000)........................        $2,722        $18,823  $58,525  $137,443
The Ratio of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 limitation would have been
 (%)(d).......................          3.73 (c)       1.85     0.99      0.86

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) During the periods presented, TNE Advisers, Inc. has agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.85% of average daily net assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.

(e) For fiscal years beginning on or after September 1, 1995, a Series is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

              SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

                             OCTOBER 31, 1994(A)  YEAR ENDED DECEMBER 31,
                                     TO          -----------------------------
                              DECEMBER 31, 1994   1995      1996        1997
                             ------------------- -------  --------    --------
Net Asset Value, Beginning
 of Period.................        $10.00        $  9.74  $  10.85    $  11.62
                                   ------        -------  --------    --------
Income From Investment
 Operations
Net Investment Income......          0.12           0.58       0.51       0.75
Net Gains or Losses on
 Investments (both realized
 and unrealized)...........         (0.26)          1.30       1.05       0.54
                                   ------        -------  --------    --------
    Total From Investment
     Operations............         (0.14)          1.88       1.56       1.29
                                   ------        -------  --------    --------
Less Distributions
Distributions From Net
 Investment Income.........         (0.12)         (0.55)     (0.60)     (0.76)
Distributions From Net
 Realized Capital Gains....          0.00          (0.22)     (0.19)     (0.14)
                                   ------        -------  --------    --------
    Total Distributions....         (0.12)         (0.77)     (0.79)     (0.90)
                                   ------        -------  --------    --------
Net Asset Value, End of the
 Period....................        $ 9.74        $ 10.85  $  11.62    $  12.01
                                   ======        =======  ========    ========
Total Return (%)...........         (1.40)(b)      19.38      14.36      11.07
Ratio of Operating Expenses
 to Average Net Assets
 (%)(d)....................          0.85 (c)       0.85       0.85       0.85
Ratio of Net Investment
 Income to Average Net
 Assets (%)................          7.05 (c)       8.39       7.79       6.45
Portfolio Turnover Rate
 (%)(a)....................           403 (c)        202         176       258
Net Assets, End of Period
 (000).....................        $3,450        $ 9,484  $ 35,808    $ 71,202
The Ratio of Operating
 Expenses to Average Net
 Assets without giving
 effect to the voluntary
 expense limitation would
 have been (%)(d)..........          2.01 (c)       2.44       1.19       0.87

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) During the periods presented, TNE Advisers, Inc. has agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.85% of average daily net assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.85% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.

                      BACK BAY ADVISORS BOND INCOME SERIES

                                                        YEAR ENDED DECEMBER 31,
                          ---------------------------------------------------------------------------------------------
                           1988     1989     1990     1991     1992     1993*      1994      1995      1996      1997
                          -------  -------  -------  -------  -------  --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of the Year..  $ 95.47  $ 92.75  $ 97.23  $ 97.61  $103.44  $ 103.47  $ 106.14  $  95.53  $ 108.67  $ 105.63
                          -------  -------  -------  -------  -------  --------  --------  --------  --------  --------
Income From Investment
 Operations
Net Investment Income...     8.52     8.58     8.49     8.53     7.96      5.70      7.05      7.34      7.72      7.43
Net Gains or (Losses) on
 Investments (both
 realized and
 unrealized)............    (0.54)    2.81    (0.65)    8.90     0.51      7.38    (10.61)    12.85     (2.70)     4.05
                          -------  -------  -------  -------  -------  --------  --------  --------  --------  --------
    Total From
     Investment
     Operations.........     7.98    11.39     7.84    17.43     8.47     13.08     (3.56)    20.19      5.02     11.48
                          -------  -------  -------  -------  -------  --------  --------  --------  --------  --------
Less Distributions
Distributions From Net
 Investment Income......   (10.70)   (6.91)   (7.46)   (9.47)   (6.87)    (6.20)    (7.05)    (7.05)    (7.74)    (7.51)
Distributions in Excess
 of Net Investment
 Income.................     0.00     0.00     0.00     0.00     0.00     (0.05)     0.00      0.00      0.00      0.00
Distributions From Net
 Realized Capital Gains.     0.00     0.00     0.00    (2.13)   (1.57)    (4.16)     0.00      0.00     (0.32)    (1.08)
                          -------  -------  -------  -------  -------  --------  --------  --------  --------  --------
    Total Distributions.   (10.70)   (6.91)   (7.46)  (11.60)   (8.44)   (10.41)    (7.05)    (7.05)    (8.06)    (8.59)
                          -------  -------  -------  -------  -------  --------  --------  --------  --------  --------
Net Asset Value,
 End of the Year........  $ 92.75  $ 97.23  $ 97.61  $103.44  $103.47  $ 106.14  $  95.53  $ 108.67  $ 105.63  $ 108.52
                          =======  =======  =======  =======  =======  ========  ========  ========  ========  ========
Total Return (%)........      8.4     12.3      8.1     18.0     8.18     12.61     (3.36)    21.20      4.61     10.90
Ratio of Operating
 Expenses to Average
 Net Assets (%).........     0.47     0.45     0.46     0.45     0.44      0.43      0.44      0.55      0.52      0.52
Ratio of Net Investment
 Income to Average
 Net Assets (%).........     8.50     8.62     8.57     8.27     7.70      6.47      6.75      7.22      7.22      6.97
Portfolio Turnover Rate
 (%)....................      104       69      106      193       71       177        82        73        98        40
Net Assets,
 End of Period (000)....  $15,750  $26,156  $40,631  $49,369  $83,057  $131,242  $126,234  $162,712  $180,359  $202,888

--------
* As of January 1, 1993, the Series discontinued the use of equalization accounting.

                    SALOMON BROTHERS U.S. GOVERNMENT SERIES

                                OCTOBER 31, 1994(A)  YEAR ENDED DECEMBER 31,
                                        TO          ---------------------------
                                 DECEMBER 31, 1994   1995      1996      1997
                                ------------------- -------  --------  --------
Net Asset Value, Beginning of
 Period.......................        $10.00        $  9.96  $  11.04  $  10.83
                                      ------        -------  --------  --------
Income From Investment
 Operations
Net Investment Income.........          0.10           0.33      0.58      0.53
Net Gains or (Losses) on
 Investments (both realized
 and unrealized)..............         (0.04)          1.16     (0.21)     0.40
                                      ------        -------  --------  --------
    Total From Investment
     Operations...............          0.06           1.49      0.37      0.93
                                      ------        -------  --------  --------
Less Distributions
Distributions From Net
 Investment Income............         (0.10)         (0.33)    (0.56)    (0.53)
Distributions From Net
 Realized Capital Gains.......          0.00          (0.08)     0.00     (0.05)
Distributions in Excess of Net
 Realized Capital Gains.......          0.00           0.00      0.00     (0.04)
                                      ------        -------  --------  --------
    Total Distributions.......         (0.10)         (0.41)    (0.58)    (0.62)
                                      ------        -------  --------  --------
Net Asset Value, End of the
 Period.......................        $ 9.96        $ 11.04  $  10.83  $  11.14
                                      ======        =======  ========  ========
Total Return (%)..............          0.60 (b)      15.02      3.31      8.57
Ratio of Operating Expenses to
 Average Net Assets (%)(d)....          0.70 (c)       0.70      0.70      0.70
Ratio of Net Investment Income
 to Average Net Assets (%)....          5.70 (c)       5.62      6.13      6.42
Portfolio Turnover Rate (%)...         1,409 (c)        415       388       572
Net Assets, End of Period
 (000)........................        $2,012        $ 7,542  $ 13,211  $ 22,143
The Ratio of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 limitation would have been
 (%)(d).......................          2.54 (c)       2.90      1.37      0.98

--------
(a) Commencement of operations.

(b) Not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) During the periods presented, TNE Advisers, Inc. has agreed to pay operating expenses of the Series in excess of an annual expense limit of 0.70% of average daily net assets, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below this stated expense limit; such deferred expenses may be charged to the Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the 0.70% expense limit; provided, however, that the Series is not obligated to repay any expense paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expense was incurred.

                     BACK BAY ADVISORS MONEY MARKET SERIES

                                                       YEAR ENDED DECEMBER 31,
                          ------------------------------------------------------------------------------------------
                           1988     1989     1990     1991     1992     1993     1994     1995      1996      1997
                          -------  -------  -------  -------  -------  -------  -------  -------  --------  --------
Net Asset Value,
 Beginning of the Year..  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $ 100.00  $ 100.00
Income From Investment
 Operations
Net Investment Income...     7.25     8.85     7.88     6.03     3.73     2.93     3.89     5.50      4.99      5.08
                          -------  -------  -------  -------  -------  -------  -------  -------  --------  --------
    Total From
     Investment
     Operations.........     7.25     8.85     7.88     6.03     3.73     2.93     3.89     5.50      4.99      5.08
                          -------  -------  -------  -------  -------  -------  -------  -------  --------  --------
Less Distributions
Distributions From Net
 Investment Income......    (7.25)   (8.85)   (7.88)   (6.03)   (3.73)   (2.93)   (3.89)   (5.50)    (4.99)    (5.08)
                          -------  -------  -------  -------  -------  -------  -------  -------  --------  --------
    Total Distributions.    (7.25)   (8.85)   (7.88)   (6.03)   (3.73)   (2.93)   (3.89)   (5.50)    (4.99)    (5.08)
                          -------  -------  -------  -------  -------  -------  -------  -------  --------  --------
Net Asset Value,
 End of the Year........  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $100.00  $ 100.00  $ 100.00
                          =======  =======  =======  =======  =======  =======  =======  =======  ========  ========
Total Return (%)........      7.4      9.2      8.2      6.2     3.79     2.97     4.01     5.64      5.11      5.20
Ratio of Operating
 Expenses to Average Net
 Assets (%)(a)..........     0.38     0.38     0.38     0.38     0.38     0.38     0.40     0.50      0.50      0.45
Ratio of Net Investment
 Income to Average Net
 Assets (%).............     7.26     8.85     7.87     6.01     3.71     2.93     3.89     5.50      4.99      5.21
Net Assets,
 End of Period (000)....  $38,929  $42,678  $60,071  $58,614  $61,607  $59,044  $73,960  $90,148  $116,999  $111,009
The Ratio of Operating
 Expenses to Average Net
 Assets without giving
 effect to the voluntary
 expense limitations
 would have been (%)(a).      --       --       --       --       --       --       --      0.51      0.50      0.45

--------
(a) During the periods presented, the Series' adviser has voluntarily agreed to bear Series' expenses (other than advisory fees and any brokerage costs, interest, taxes, or extraordinary expenses) in excess of 0.15% of the Series' average daily net assets.

                                   THE FUND

  The Fund is a diversified, open-end management investment company organized in 1987 as a Massachusetts business trust under the laws of Massachusetts. Each of the Series is a series of the Fund.

  Shares in the Fund are not offered directly to the general public and, currently, are available only to separate accounts established by New England Life Insurance Company ("NELICO"), Metropolitan Life Insurance Company ("MetLife") or subsidiaries of MetLife as an investment vehicle for variable life insurance or variable annuity products, although not all Series may be available to all separate accounts. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with NELICO or MetLife.

                      INVESTMENT OBJECTIVES AND POLICIES

LOOMIS SAYLES SMALL CAP SERIES
Subadviser: Loomis, Sayles & Company, L.P. ("Loomis Sayles")

  The Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stocks or their equivalents.

  Loomis Sayles manages the Series by investing primarily in stocks of small capitalization companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Such companies also typically have better than average growth rates, below-average price/earnings ratios and strong balance sheets and cash flow. Normally, the Series will invest at least 65% of its assets in companies with market capitalization, at the time of investment, in the range of the market capitalization of those companies which make up the Russell 2000 Index. Loomis Sayles seeks to build a core small cap portfolio of solid growth company stocks, with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks.

  Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Series may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Series' assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES
Subadviser: Morgan Stanley Asset Management Inc. ("MSAM")

  The Morgan Stanley International Magnum Equity Series seeks long-term capital appreciation through investment primarily in international equity securities. The production of any current income is incidental to this objective. MSAM seeks to achieve this objective by investing the Series' assets primarily in common and preferred stocks, convertible securities, rights or warrants to purchase common stocks and other equity securities of non-U.S. issuers, in accordance with the EAFE country (as defined below) weightings determined by MSAM. The production of any current income is incidental to this objective. The equity securities in which the Series may invest may be denominated in any currency.

  The countries in which the Series will primarily invest are those comprising the Morgan Stanley Capital International EAFE Index (the "EAFE Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country," and collectively the "EAFE countries"). The Series may invest up to 5% of its assets in non-EAFE countries. Under normal circumstances, at least 65% of the total assets of the Series will be invested in equity securities of issuers in at least three countries outside the United States.

  Although the Series intends to invest primarily in equity securities listed on a stock exchange in an EAFE country, the Series may invest without limit in equity securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

  MSAM's approach is to establish regional allocation strategies. By analyzing a variety of macroeconomic and political factors, MSAM develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, MSAM then selects equity securities among issuers of a region.

  MSAM's approach in selecting among equity securities within a region comprised of EAFE countries is oriented towards individual stock selection and is value driven. MSAM identifies those equity securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, MSAM utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of MSAM located in Geneva, Switzerland. The Series' holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to MSAM's investment criteria. Equity securities which no longer conform to such investment criteria will be sold.

  Although the Series anticipates being fully invested in equity securities of EAFE countries, the Series may invest, under normal circumstances for cash management purposes, up to 35% of its total assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash.

ALGER EQUITY GROWTH SERIES
Subadviser: Fred Alger Management, Inc. ("Alger Management")

  The Alger Equity Growth Series' investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress, or may be companies providing products or services with a high unit volume growth rate.

  Alger Management seeks to achieve the Series' objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights. Except during temporary defensive periods, the Series invests at least 85% of its net assets in equity securities and at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater; the Series may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion. The Series anticipates that it will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

  The Series may invest in bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, and variable rate master demand notes.

  The Series (with respect to 15% of its average net assets) may also: (i) purchase money market instruments and repurchase agreements, (ii) purchase restricted securities, including Rule 144A securities, and (iii) enter into short sales "against the box."

  The Series may lend securities it owns so long as such loans do not exceed 33 1/3% of the Series' total assets.

CAPITAL GROWTH SERIES
Adviser: Capital Growth Management Limited Partnership ("CGM")

  The Capital Growth Series seeks long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy. Most of the Series' investments are normally in common stocks, although the Series may invest in any type of equity securities. Equity securities are common stocks and securities convertible into common stocks. The Series does not consider current income as a significant factor in selecting its investments. Equity securities are volatile investments, subject to price declines as well as advances, and involve greater risks than some other investment media.

GOLDMAN SACHS MIDCAP VALUE SERIES
Subadviser: Goldman Sachs Asset Management ("GSAM")

  The Goldman Sachs Midcap Value Series seeks to provide investors with long-term capital appreciation. GSAM invests, under normal circumstances, substantially all of the Series' assets in equity securities and at least 65% of its total assets in equity securities of companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment. Such range varies over time, and as of December 31, 1997 was between $400 million and $16 billion. If the capitalization of an issuer increases above or decreases below this range after purchase of such issuer's securities, the Series may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration.

  GSAM evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM's view of the quality include the competitiveness and degree of regulation in markets in which the issuer operates, the existence of a management team with a record of success, the position of the issuer in markets in which it operates, the level of the issuer's financial leverage and the sustainable return on capital invested in the business. The Series may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

  The Series may invest up to 35% of its total assets in fixed-income securities, including up to 10% of its total assets in fixed-income securities rated BB or lower by Standard & Poor's Rating Group ("Standard & Poor's" or "S&P") or Ba or lower by Moody's Investors Services, Inc. ("Moody's"). In addition, although the Series will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including up to 15% of its assets in securities of issuers in emerging markets (as from time to time determined by GSAM) and securities quoted in foreign currencies.

  The Series may lend securities it owns so long as such loans do not exceed 33 1/3% of the Series' total assets.

  The Series may make short sales "against the box" but will not invest more than 25% of the Series' net assets (determined at the time of the short sale) in such short sales.

  The Series may, together with other registered investment companies managed by GSAM or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

  In addition to the techniques described above, the Series may engage in the following techniques and investments, in each case, with respect to no more than 5% of its total assets, (i) warrants and stock purchase rights; (ii) custodial receipts; (iii) privately-issued mortgage securities: (iv) asset-backed securities; (v) stripped mortgage securities; (vi) swaps, caps, floors and collars; (vii) futures; (viii) options; (ix) structured notes; (x) inverse floaters; (xi) collateralized mortgage obligations; (xii) adjustable rate mortgage securities and (xiii) mortgage-related securities not included in the foregoing categories.

DAVIS VENTURE VALUE SERIES
Subadviser: Davis Selected Advisers, L.P. ("Davis Selected")

  The Davis Venture Value Series' investment objective is growth of capital. The Series seeks to achieve its objective by investing primarily in domestic common stocks that Davis Selected believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million. It may also invest in issues with smaller capitalizations.

  The Series may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Series may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Series' total assets to be invested in such companies. The Series may invest in restricted securities, which may include Rule 144A securities.

  The Series may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

  The Series may lend securities it owns so long as such loans do not exceed 5% of the Series' net assets.

WESTPEAK GROWTH AND INCOME SERIES
Subadviser: Westpeak Investment Advisors, L.P. ("Westpeak")

  The Series seeks long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style). The Series will ordinarily invest substantially all its assets in equity securities.

  The Series may engage in transactions in futures contracts solely for the purpose of maintaining full exposure of the portfolio to the movements of broad equity markets at times when the Series holds a cash position pending investment in stocks or in anticipation of redemptions.

LOOMIS SAYLES BALANCED SERIES
Subadviser: Loomis Sayles

  The Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

  The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities, depending on Loomis Sayles' view of the economic and investment outlook. Most of the Series' equity investments are normally in dividend-paying common stocks of recognized investment quality that are expected to achieve growth in earnings and dividends over the long term. Fixed-income securities include notes, bonds, non-convertible preferred stock and money market instruments. The Series may invest in adjustable rate mortgage securities, asset-backed securities, STRIPS (see "Miscellaneous Investment Practices--STRIPS" in the Statement), stripped mortgage securities and inverse floaters, subject to a limit of 5% of the Series' average net assets for each of these instruments. The Series may invest in securities rated BB or Ba or lower by S&P or Moody's (or in unrated securities that Loomis Sayles determines to be of comparable quality). During the fiscal year ended December 31, 1997, 1.33% of the average month-end net assets of the Series were invested in fixed-income securities rated in the rating category BB or Ba (just below investment grade) and 0.57% of such assets were invested in fixed-income securities rated below this level. The Series invests at least 25% of its assets in fixed-income securities and, under normal market conditions, more than 50% of its assets in equity securities. The Series also may invest in foreign securities.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
Subadviser: Salomon Brothers Asset Management Inc ("SBAM")

  The investment objective of Salomon Brothers Strategic Bond Opportunities Series is to seek a high level of total return consistent with preservation of capital.

  Based upon SBAM's assessment of the relative risks and opportunities available in various market segments, assets will be allocated among U.S. Government obligations, mortgage-backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (BBB or higher by S&P or Baa or higher by Moody's), or if unrated, deemed to be of comparable quality in SBAM's judgment, and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. The Series may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and/or assignments of all or a portion of such loans from third parties. See "Investment Risks--Loan Participations and Assignments" below.

  Depending on market conditions, the Series may invest without limit in securities rated below investment grade, which involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although SBAM does not anticipate investing in excess of 75% of the Series' assets in domestic and developing country debt securities that are rated below investment grade, the Series may invest a greater percentage in such securities when, in the opinion of SBAM, the yield available from such securities outweighs their additional risks. Certain of the debt securities in which the Series may invest may be rated as low as "C" by Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." See "Investment Risks--Lower Rated Fixed-Income Securities" below. During the fiscal year ended December 31, 1997, 9.0% of the average month-end net assets of the Series were invested in fixed-income securities rated in the rating category BB by S&P or Ba by Moody's (just below investment grade), and

36.0% of the Series assets were invested in fixed-income securities below this level. See Appendix A for more complete information on portfolio composition.

  In addition, the Series may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

  The Series may, and SBAM anticipates that under certain market conditions it will, invest up to 100% of its total assets in foreign securities, including Brady Bonds. Brady Bonds are debt obligations created through the exchange of commercial bank loans for new obligations under a plan introduced by former U.S. Treasury Secretary Nicholas Brady. See "Investment Risks--High Yield/High Risk Foreign Sovereign Debt Securities" below. There is no limit on the value of the Series' assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

  The Series may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The securities issued by such entities may be denominated in multi-national currency units.

  The Series currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Series may invest up to 20% of its assets in high-quality short-term money market instruments (except that short-term investments in securities for the forward settlement of trades shall not count for the purpose of this limitation).

  SBAM has the discretion to select the range of maturities of the various fixed-income securities in which the Series will invest. The weighted average life of the Series may vary substantially from time to time depending on economic and market conditions.

  The Series may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income indices and other financial instruments, enter into financial futures contracts, interest rate transactions and currency transactions. Interest rate transactions may take the form of swaps, structured notes, caps, floors and collars, and currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures contracts and Eurodollar futures and options.

  The Series may lend securities it owns so long as such loans do not exceed 20% of the Series' total assets.

BACK BAY ADVISORS BOND INCOME SERIES
Subadviser: Back Bay Advisors, L.P. ("Back Bay Advisors")

  The investment objective of the Series is to provide a high level of current income consistent with protection of capital. In general, fixed-income securities, such as the bonds in which the Series may invest, are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to market risk (the risk that the market value of the securities will change as a result of changes in market rates of interest). The Series may also invest in convertible securities and in Rule 144A securities.

  At least 80% of the Series' average net assets will consist of securities rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or unrated but determined by Back Bay Advisors to be of comparable quality to securities in those rating categories. The Series may not invest more than 10% of its total assets in obligations of foreign issuers. The Series will invest in these securities only when Back Bay Advisors believes the associated risks are minimal.

  Up to 20% of the Series' average daily net assets may be invested in securities rated BB or B by S&P or Ba or B by Moody's at the time of investment. During the fiscal year ended December 31, 1997, 12% of the average month-end net assets of the Series were invested in fixed-income securities rated in the rating category BB or Ba (just below investment grade) and no assets were invested in fixed-income securities rated below this level. See Appendix A for more complete information on portfolio composition. Securities rated BB or lower by S&P or Ba or lower by Moody's (or unrated but determined to be of comparable quality by Back Bay Advisors) are considered high yield, high risk securities and are commonly known as "junk bonds." The Series will not invest in any securities rated below B at the time of investment (or unrated securities that Back Bay Advisors determines to be of comparable quality). If a security held by the Series is downgraded below B, Back Bay Advisors will determine at that time whether the Series will continue to hold the security, taking into account current conditions.

  The Series may lend securities it owns so long as such loans do not exceed 15% of the Series' total assets.

  The average maturity of the Back Bay Advisors Bond Income Series' portfolio will usually be between five and fifteen years.

SALOMON BROTHERS U.S. GOVERNMENT SERIES
Subadviser: SBAM

  The Salomon Brothers U.S. Government Series' investment objective is to provide a high level of current income consistent with preservation of capital and maintenance of liquidity.

  The Series seeks to achieve its objective by investing primarily in debt obligations (including mortgage backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities or derivative securities (such as collateralized mortgage obligations) backed by such securities.

  At least 80% of the total assets of the Series will be invested in:

    (1) mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA"), which are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments when due, whether or not payments are actually made on the underlying mortgages;

    (2) U.S. Treasury obligations;

    (3) debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit but are not necessarily backed by the full faith and credit of the U.S. Government;

    (4) mortgage-related securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association ("FNMA"), and

    (5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed (i) by the credit of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.

  Under normal market conditions, at least 65% of the Series' total assets will be invested in securities issued or guaranteed by the U.S. Government or an agency, authority or instrumentality thereof. For purposes of this policy, securities that are not issued or guaranteed by the U.S. Government or an agency, authority or instrumentality will not count toward the 65% minimum, even if they are backed by mortgages (or other collateral) that are so guaranteed.

  Any guarantee of the securities in which the Series invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Series and not to the purchase of shares of the Series.

  The Series may purchase or write options on securities, options on securities indices and options on futures contracts and may buy or sell futures on financial instruments and securities indices.

  Up to 20% of the total assets of the Series may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated at the time of purchase Baa or higher by Moody's or BBB or higher by S&P, or, if unrated, deemed by SBAM to be of comparable quality, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

  The Series may lend securities it owns so long as such loans do not represent more than 20% of the Series' total assets.

BACK BAY ADVISORS MONEY MARKET SERIES
Subadviser: Back Bay Advisors

  The Series seeks the highest possible level of current income consistent with preservation of capital through investment in a managed portfolio of high quality money market instruments including: (1) obligations backed by the full faith and credit of the United States Government, such as bills, notes and bonds issued by the U.S. Treasury or by such government agencies as the

Farmers' Home Administration or the Small Business Administration; (2) other obligations issued or guaranteed by the United States Government or its agencies, authorities or instrumentalities, such as obligations of the Tennessee Valley Authority, Federal Land Banks and FNMA (together with full faith and credit obligations, "U.S. Government Securities"); (3) commercial paper and other corporate debt obligations rated in the highest rating category by S&P or Moody's or, if unrated, of comparable quality as determined by Back Bay Advisors, under guidelines approved by the Fund's Trustees; (4) repurchase agreements relating to any of the above; and (5) obligations of banks or savings and loan associations (such as bankers' acceptances and certificates of deposit, including Eurodollar obligations of foreign branches of U.S. banks and dollar denominated obligations of U.S. and United Kingdom branches of foreign banks) whose net assets exceed $100 million.

  The Series may invest up to 100% of its assets in certificates of deposit, bankers' acceptances and other bank obligations.

  All the Series' money market instruments mature in less than 397 days and its dollar-weighted average portfolio maturity is 90 days or less. The Series calculates the maturity of repurchase agreements by reference to the repurchase date, not by reference to the maturity of the underlying security.

  By investing only in high quality, short-term securities, the Series seeks to minimize credit risk and market risk. Credit risk is the risk that the obligor will default in the payment of principal and/or interest. In a repurchase agreement transaction, credit risk relates to the performance by the other party of its obligation to repurchase the underlying security from the Series. If the other party defaults on that obligation, the Series may face various delays and risks of loss. Market risk is the risk that the market value of the securities will change as a result of changes in market rates of interest. The Series expects that those changes will be relatively small and that the Series will be able to maintain the net asset value of its shares at a constant level of $100, although this cannot be assured.

  The Eurodollar obligations of foreign branches of U.S. banks and U.S. and United Kingdom branches of foreign banks in which the Series may invest may be subject to certain risks which do not apply to investments in obligations of domestic branches of U.S. banks. These risks may relate to foreign economic, political and legal developments and to the fact that foreign banks and foreign branches of U.S. banks may be subject to different regulatory requirements.

ADDITIONAL INFORMATION

  Except for the investment objective of the Loomis Sayles Small Cap, Capital Growth, Westpeak Growth and Income, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series, or except as otherwise explicitly stated in this Prospectus or the Statement, each Series' investment objective and policies may be changed at any time without shareholder approval. If there is a change in the objective or policies of a Series, shareholders should consider whether the Series remains an appropriate investment, in light of their own investment objectives.

TEMPORARY DEFENSIVE INVESTMENTS

  The Loomis Sayles Small Cap, Morgan Stanley International Magnum Equity, Alger Equity Growth, Capital Growth, Davis Venture Value, Goldman Sachs Midcap Value and the Westpeak Growth and Income Series seek to attain their objectives by normally investing their assets primarily in equity securities. The Loomis Sayles Balanced Series may also invest a portion of its assets in equity securities. When the particular Series' adviser or subadviser deems it appropriate, however, any of these Series may, for temporary defensive purposes, hold all or a substantial portion of its assets in cash or fixed-income investments, including U.S. Government obligations, investment grade (and comparable unrated) corporate bonds or notes, money market instruments, bankers acceptances and repurchase agreements. In addition, the Morgan Stanley International Magnum Equity Series may invest temporarily in foreign government, agency or corporate debt obligations and any other instruments denominated in any currency issued by international development agencies. No estimate can be made as to when or for how long any Series will employ defensive strategies.

                               INVESTMENT RISKS

 . EQUITY SECURITIES (LOOMIS SAYLES SMALL CAP, MORGAN STANLEY INTERNATIONAL
  MAGNUM EQUITY, ALGER EQUITY GROWTH, CAPITAL GROWTH, GOLDMAN SACHS MIDCAP VALUE, DAVIS VENTURE VALUE, WESTPEAK GROWTH AND INCOME AND LOOMIS SAYLES BALANCED SERIES)

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company, and include common and preferred stocks and securities exercisable for or convertible into common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock).

Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Series may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of a Series that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

The Series may also invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate. A Series will indirectly bear its proportionate share of any expenses, including management fees, paid by each REIT in which it invests.

 . CONVERTIBLE SECURITIES (MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY, ALGER
  EQUITY GROWTH, CAPITAL GROWTH, GOLDMAN SACHS MIDCAP VALUE, LOOMIS SAYLES BALANCED, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES AND BACK BAY ADVISORS BOND INCOME SERIES)

Convertible securities include debt securities or preferred stock that are convertible into common stock as well as other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities. Convertible debt and preferred stock usually provide a higher yield than the underlying equity securities, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity securities. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

 . FIXED-INCOME SECURITIES (ALL SERIES)

Fixed-income securities include a broad array of short-, medium- and long-term obligations (including notes, bonds and preferred stock) issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. Prepayment risk is the risk that the issuer will repay a Series the principal on the security before it is due, thus depriving the Series of a favorable stream of future interest or dividend payments. Call risk is the risk that an issuer will exercise a call feature that permits the issuer to repurchase the securities from their holders. Although a Series would typically receive a premium if an issuer were to call a security, if a call occurs during times of declining interest rates, the Series may realize a capital loss if the security was purchased at a premium, and may be forced to replace the called security with a lower yielding security.

The short-term and medium-term fixed-income securities in which the Morgan Stanley International Magnum Equity Series may invest consist of; (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for

Economic Cooperation and Development (the "OECD"), including the United States; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member states of the OECD, including the United States, denominated in any currency; (c) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member states of the OECD, including the United States, meeting the Series' credit quality standards, provided that no more than 20% of the Series' assets are invested in any one of such issuers. The short-term and medium-term fixed-income securities in which the Series may invest will be rated investment grade, or if unrated, determined to be of comparable quality by MSAM.

Because interest rates vary, it is impossible to predict the income for any particular period of a Series that invests in fixed-income securities. Fluctuations in the value of a Series' investments in fixed-income securities will cause a Series' net asset value to increase or decrease.

 . LOWER RATED FIXED-INCOME SECURITIES (GOLDMAN SACHS MIDCAP VALUE, LOOMIS
  SAYLES BALANCED, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES AND BACK BAY ADVISORS BOND INCOME SERIES)

Fixed-income securities rated BB or lower by S&P or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality, are considered high yield, high risk securities and are commonly known as "junk bonds". Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Series investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the credit analysis of the Series' subadviser than it would be for a Series investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to "Appendix B--Ratings of Securities."

 . MORTGAGE-RELATED SECURITIES (GOLDMAN SACHS MIDCAP VALUE, LOOMIS SAYLES
  BALANCED, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, BACK BAY ADVISORS BOND INCOME AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

Mortgage-related securities, such as GNMA or FNMA certificates, differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Series purchases these securities at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will have the opposite effect of increasing yield to maturity. If a Series purchases mortgage-related securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Series, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. When interest rates rise, the value and liquidity of mortgage-backed securities may decline sharply and generally will decline more than would be the case with other fixed-income securities. However, because of the prepayment feature, the value of mortgage-backed securities may not increase as much as other fixed-income securities when interest rates decline.

 . COLLATERALIZED MORTGAGE OBLIGATIONS (GOLDMAN SACHS MIDCAP VALUE, LOOMIS
  SAYLES BALANCED, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, BACK BAY ADVISORS BOND INCOME AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

A collateralized mortgage obligation (a "CMO") is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Series will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of a CMO held by a Series would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

 . STRIPPED MORTGAGE SECURITIES (GOLDMAN SACHS MIDCAP VALUE, SALOMON BROTHERS
  STRATEGIC BOND OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loans, mortgage banks, commercial banks or investment banks. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped mortgage securities have greater market volatility than other types of mortgage securities. The yield to maturity on IOs and POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are sensitive to changes in prevailing interest rates and to the rates of principal payments (including prepayments) on the underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Series may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid. Until further clarification of the matter is provided by the staff, each Series will treat its investments in stripped mortgage securities as illiquid, and as such, these investments, together with any other illiquid investments, will not exceed 15% of a Series' net assets.

 . ADJUSTABLE RATE MORTGAGE SECURITIES (GOLDMAN SACHS MIDCAP VALUE, LOOMIS
  SAYLES BALANCED, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

An adjustable rate mortgage security (an "ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

 . ASSET-BACKED SECURITIES (GOLDMAN SACHS MIDCAP VALUE, LOOMIS SAYLES BALANCED,
  SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, BACK BAY ADVISORS BOND INCOME AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Series will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Series' ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A Series will only invest in asset backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's or which, in the opinion of the subadviser, are of comparable quality.

 . INVERSE FLOATERS (GOLDMAN SACHS MIDCAP VALUE, LOOMIS SAYLES BALANCED,
  SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

The Series listed above may invest in inverse floaters, which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government or by private issuers including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Series may invest (with the exception of stripped mortgage securities). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters are generally treated as illiquid.

 . REPURCHASE AGREEMENTS (ALL SERIES)

In a repurchase agreement, a Series buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Series has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Series to the seller, collateralized by securities that are the subject of the agreement. Repurchase agreements afford an opportunity for a Series to earn a return on available cash at relatively low credit risk, although the Series may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase.

 . REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS (SALOMON BROTHERS STRATEGIC
  BOND OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

The Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Securities Series may enter into reverse repurchase agreements and dollar rolls with banks and brokers to enhance return.

Reverse repurchase agreements involve sales by the Series of portfolio assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparties to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which the Series sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on both the securities sold and those to be purchased. The Series is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The Series will establish segregated accounts with the Fund's custodian in which they will maintain certain assets equal in value to their obligations with respect to reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by the Series for purpose of the Series' fundamental investment restrictions with respect to borrowings.

 . WRITING OPTIONS (MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY, GOLDMAN SACHS
  MIDCAP VALUE, DAVIS VENTURE VALUE, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

A Series may seek to increase its current return by writing covered call options and covered put options, with respect to securities it holds or intends to buy, through the facilities of options exchanges and directly with market makers in the over-the-counter market. A Series receives a premium from writing a call or put option which increases the Series' current return if the option expires unexercised or is closed out at a net profit. A put option gives the purchaser of the option the right to sell, and obliges the writer of the option to buy, the underlying security at the exercise price. A call option gives the purchaser of the option the right to buy, and obliges the writer of the option to sell, the underlying security at the exercise price.

At times when a Series has written call options on a substantial portion of its portfolio, the Series' ability to profit and its risk of loss from changes in market prices of portfolio securities will be limited. Appreciation in securities underlying the options would likely be partially or wholly offset by losses on the options. The termination of options positions under such conditions would generally result in the realization of short-term capital losses, which would reduce the Series' current return. Accordingly, a Series may seek to realize capital gains to offset realized losses by selling securities.

As described in the Statement, over-the-counter options involve certain special risks (including liquidity and credit risks) not necessarily present with exchange-listed options. A Series will treat as illiquid any over-the-counter options and assets maintained as "cover" for over-the-counter options that the Series has written.

The options markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. See "Foreign Securities" below.

 . FUTURES AND OTHER HEDGING TRANSACTIONS (MORGAN STANLEY INTERNATIONAL MAGNUM
  EQUITY, GOLDMAN SACHS MIDCAP VALUE, DAVIS VENTURE VALUE, WESTPEAK GROWTH AND INCOME, LOOMIS SAYLES BALANCED, SALOMON BROTHERS STRATEGIC BOND
  OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

Futures contracts are exchange-traded obligations to buy or sell a particular commodity on a specified future date (or to pay or receive amounts based on the value of a securities index or currency on that date).

The use of futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities or currency positions of a Series could cause losses on the futures contracts to be greater than gains in the value of such securities or currency positions. In addition, futures markets could be illiquid in some circumstances. As a result, in certain markets, a Series might not be able to close out a transaction without incurring substantial losses. Although a Series' use of futures transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Series that might result from an increase in value of the position. The daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Each of the Series listed above may, in the discretion of its subadviser, engage in foreign currency exchange transactions including options on foreign currencies in connection with the purchase and sale of portfolio securities, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Series portfolio holdings are denominated or quoted.

For hedging purposes, each of the Series may also buy put or call options on securities that it holds or intends to buy. In addition to engaging in options transactions on established exchanges, a Series may purchase over-the-counter options from brokerage firms and other financial institutions. The Goldman Sachs Midcap Value Series may also engage (to the extent of up to 5% of its total net assets) in transactions in futures and options thereon and on securities indices for the purpose of increasing total return (i.e., for purposes other than hedging).

Each of the Series listed above may invest in options and futures contracts on various securities indices to hedge against changes in the value of securities it holds or expects to acquire. These Series may also invest in options on index futures.

No Series will invest more than 5% of its net assets in futures or premiums for options on futures that are traded on a U.S. commodities exchange.

Certain asset segregation requirements apply when a Series becomes obligated under these types of instruments. There is no assurance that a Series' use of these strategies will be effective. These strategies involve costs and the risk of loss to the Series. See the Statement for more information.

 . SWAPS (MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY, GOLDMAN SACHS MIDCAP
  VALUE AND SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

The Morgan Stanley International Magnum Equity, Goldman Sachs Midcap Value and Salomon Brothers Strategic Bond Opportunities Series may enter into interest rate, currency and index swaps. The Series will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Series will maintain cash and/or other liquid assets in a segregated custodial account to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Series and a swap counterparty enter as principals, the Series may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

 . STRUCTURED NOTES (GOLDMAN SACHS MIDCAP VALUE AND SALOMON BROTHERS STRATEGIC
  BOND OPPORTUNITIES SERIES)

The Salomon Brothers Strategic Bond Opportunities and Goldman Sachs Midcap Value Series are permitted to invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the London Inter-Bank Offering Rate). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

Structured notes can serve many different purposes in the management of the Series. For example, they can be used to increase the Series' exposure to changes in the value of assets that the Series would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments the Series hold. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of the Series' portfolios as a whole.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. The risk is in addition to the risk that the issuer's obligations (and thus the value of the Series' investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Series would be unable to dispose of the investment prior to maturity. (The Series are not permitted to invest more than 15% of its net assets in illiquid investments.) As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply.

 . FOREIGN SECURITIES (LOOMIS SAYLES SMALL CAP, MORGAN STANLEY INTERNATIONAL
  MAGNUM EQUITY, ALGER EQUITY GROWTH, CAPITAL GROWTH, GOLDMAN SACHS MIDCAP VALUE, DAVIS VENTURE VALUE, WESTPEAK GROWTH AND INCOME, LOOMIS SAYLES BALANCED, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, BACK BAY ADVISORS BOND INCOME AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

Each of the Series listed above may invest in securities of issuers organized or headquartered outside the United States or primarily traded outside the United States ("foreign securities"). The Morgan Stanley International Magnum Equity and Salomon Brothers Strategic Bond Opportunities Series may invest up to 100% of their total assets in foreign securities. Each of the following Series will not purchase a foreign security if, as a result, the Series' holdings of foreign securities would exceed the indicated percentage of the Series' total assets: Back Bay Advisors Bond Income Series, 10%; Loomis Sayles Small Cap and Salomon Brothers U.S. Government Series, 20%; Goldman Sachs Midcap Value Series, 25%.

Although investing in foreign securities may increase a Series' diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Series' receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Series' investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Series investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Series' holdings are denominated will result in a change in the U.S. dollar value of the Series' assets and the Series' income available for distribution.

In addition, although part of a Series' income may be received or realized in foreign currencies, the Series will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Series' income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Series could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Series accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Each Series may invest in foreign equity securities either by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored depository receipts.

 . HIGH YIELD/HIGH RISK FOREIGN SOVEREIGN DEBT SECURITIES (SALOMON BROTHERS
  STRATEGIC BOND OPPORTUNITIES SERIES)

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Series to special risks in addition to those described under "Foreign Securities" above. These bonds are typically issued by developing or emerging countries, whose ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund, the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated), and they are actively traded in the over-the-counter secondary market.

The Series may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Internal Revenue Code requires the holder of a Brady Bond to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Series may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Sovereign obligors in developing and emerging countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Series may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Series' holdings.

 . LOAN PARTICIPATIONS AND ASSIGNMENTS (SALOMON BROTHERS STRATEGIC BOND
  OPPORTUNITIES SERIES)

The Salomon Brothers Strategic Bond Opportunities Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Series may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Series may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When the Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

The Series may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Series anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Series' ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Series intends to treat all investments in Participations and Assignments as illiquid.

 . WHEN-ISSUED SECURITIES (LOOMIS SAYLES SMALL CAP, MORGAN STANLEY
  INTERNATIONAL MAGNUM EQUITY, ALGER EQUITY GROWTH, GOLDMAN SACHS MIDCAP VALUE, DAVIS VENTURE VALUE, LOOMIS SAYLES BALANCED, BACK BAY ADVISORS BOND INCOME, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

If the value of a "when-issued" security being purchased falls between the time a Series commits to buy it and the payment date, the Series may sustain a loss. The risk of this loss is in addition to the Series' risk of loss on the securities actually in its portfolio at the time. In addition, when the Series buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Series may be lower than the yield available on other, comparable securities at the time of delivery. The Series will maintain cash or liquid assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

 . FORWARD COMMITMENTS (GOLDMAN SACHS MIDCAP VALUE SERIES)

The Goldman Sachs Midcap Value Series may purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. The Series is required to hold and maintain in a segregated account with the custodian until three days prior to settlement date, cash or liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Series may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Series would generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, the Series may dispose of forward commitments prior to settlement if GSAM deems it appropriate to do so.

 . INVESTMENT COMPANY SECURITIES (MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY,
  ALGER EQUITY GROWTH, CAPITAL GROWTH, GOLDMAN SACHS MIDCAP VALUE, DAVIS VENTURE VALUE, WESTPEAK GROWTH AND INCOME AND BACK BAY ADVISORS MANAGED SERIES)

Each of the Series listed above may invest up to 10% of its assets in securities of other investment companies ("funds"), including funds that are advised by a subadviser to the Series. Because of restrictions on direct investment by U.S. entities in certain countries, a Series may choose to invest indirectly in such countries by purchasing shares of another fund that is permitted to invest in such countries, which may be the most practical or efficient way for the Series to invest in such countries. In other cases, where the Series' adviser or subadviser desires to make only a relatively small investment in a particular country, investing through a fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Series will bear its share of the expenses of that investment company. These expenses are in addition to the Series' own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. The Davis Venture Value Series may only invest in securities of investment companies investing primarily in foreign securities.

The Goldman Sachs Midcap Value and Back Bay Advisors Managed Series may also purchase Standard and Poor's Depository Receipts ("SPDRs"). SPDRs are interests in a unit investment trust which is designed to track the S&P 500. SPDRs may be obtained from the issuer or purchased in the secondary market (SPDRs are listed on the American Stock Exchange).

 . LENDING OF PORTFOLIO SECURITIES (MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY,
  ALGER EQUITY GROWTH, CAPITAL GROWTH, GOLDMAN SACHS MIDCAP VALUE, DAVIS VENTURE VALUE, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES, BACK BAY ADVISORS BOND INCOME AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

To the extent that any of the above-listed Series lends its portfolio securities, such lending must be fully collateralized by cash, letters of credit or U.S. Government Securities at all times, but involves some credit risk to the Series if the other party should default on its obligations and the Series is delayed in or prevented from recovering the collateral.

 . SHORT SALES "AGAINST THE BOX" (MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY,
  ALGER EQUITY GROWTH AND GOLDMAN SACHS MIDCAP VALUE SERIES)

A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. The Series listed above may engage in short sales, but only if the Series owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect the Series against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security. The tax advantages of short sales against the box may be limited by certain provisions of the Taxpayer Relief Act of 1997.

 . ILLIQUID SECURITIES (ALL SERIES)

Each Series may invest up to 15% of its assets (10% in the case of the Back Bay Advisors Money Market Series) in "illiquid securities," that is, securities which are not readily resalable, including securities whose disposition is restricted by federal securities laws. Each Series may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Series' adviser or subadviser has determined, under guidelines established by the Fund's trustees, that the particular issue of Rule 144A securities is liquid. Investment in restricted or other illiquid securities involves the risk that a Series may be unable to sell such a security at the desired time. Also, a Series may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

 . ZERO COUPON SECURITIES (LOOMIS SAYLES BALANCED, SALOMON BROTHERS STRATEGIC
  BOND OPPORTUNITIES, BACK BAY ADVISORS BOND INCOME AND SALOMON BROTHERS U.S. GOVERNMENT SERIES)

Each Series listed above may invest in zero coupon securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities which also are sold at substantial discounts from their maturity values provide for the commencement of regular interest payments at a deferred date.

Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciate more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds (see "High Yield/High Risk Foreign Sovereign Debt Securities" above), which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Series may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

PORTFOLIO TURNOVER

  Portfolio turnover is not a limiting factor with respect to investment decisions for any Series. For example, although the Capital Growth Series' objective is long-term capital growth, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook, even though it may only have held those securities for a short period. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Series, and may result in increased recognition of taxable capital gains. For additional information about such costs see "Taxes" below and "Portfolio Transactions and Brokerage" in the Statement. For information about the past portfolio turnover rates of all the Series (other than the Back Bay Advisors Money Market Series), see "Financial Highlights" above. A portfolio turnover rate in excess of 100% may be considered high.

RESOLVING MATERIAL CONFLICTS

  Currently, shares in the Fund are available only to separate accounts established by NELICO, MetLife or subsidiaries of MetLife as an investment vehicle for variable life insurance or variable annuity products. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with NELICO or MetLife.

  A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Trustees has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with NELICO or MetLife. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Series of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Insurance companies investing in the Fund will be responsible for proposing and executing any necessary remedial action, and the Board of Trustees has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                            PERFORMANCE INFORMATION

  Information about the performance of the Series is set forth below and, from time to time, the Fund may use this information in advertisements. Performance information about a Series is based on that Series' past performance and is not intended to indicate future performance. The Fund serves as the underlying investment vehicle for variable life insurance or variable annuity products and its shares cannot be purchased directly. Therefore, such performance information does not reflect any of the charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products for which the Fund serves as an investment vehicle. Where relevant, performance information about those variable life insurance or variable annuity products is contained in the prospectus applicable to those products.

  Each Series may include its total return in advertisements or other written material. Total return is measured by comparing the value of a hypothetical $1,000 investment in the Series at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Total return reflects the bearing or deferral of certain expenses by New England Mutual Life Insurance Company ("The New England") (which merged into MetLife on August 30, 1996) or TNE Advisers, Inc. pursuant to various arrangements that are described below under "Management." If these arrangements had not been in effect, each Series' total return would have been lower.

                                 TOTAL RETURN

                                                                                                                   AVERAGE
                                                                                                       AVERAGE     ANNUAL
                                                                                              AVERAGE   ANNUAL      TOTAL
                                                                                              ANNUAL    TOTAL      RETURN
                                                                                               TOTAL    RETURN      SINCE
                                                                                              RETURN   FOR THE    COMMENCE-
                                                                                              FOR THE    FIVE       MENT
                                   YEAR ENDED DECEMBER 31,                                   TEN YEARS  YEARS   OF OPERATIONS
                      --------------------------------------------------------------------     ENDED    ENDED      THROUGH
SERIES                1988   1989  1990   1991  1992   1993     1994      1995  1996  1997   12/31/97  12/31/97   12/31/97
------                ----   ----  ----   ----  ----   ----     ----      ----  ----  ----   --------- -------- -------------
Loomis Sayles
 Small Cap
 Series                --     --    --     --    --     --      (3.2)%(1) 28.9% 30.7% 24.9 %    --        --        21.4%
Morgan Stanley
 International
 Magnum Equity
 Series(2)             --     --    --     --    --     --       2.6 %(3)  6.0%  6.9% (1.3)%    --        --         4.4%
Alger Equity
 Growth Series         --     --    --     --    --     --      (4.2)%(3) 48.8% 13.2% 25.6 %    --        --        25.0%
Capital Growth
 Series               (8.8)% 30.8% (3.5)% 54.0% (6.1)% 15.0%    (7.1)%    38.0% 21.1% 23.5 %   13.9%     17.1%      23.2%(4)
Goldman Sachs
 Midcap Value
 Series(5)             --     --    --     --    --    14.7%(6) (0.3)%    30.4% 17.6% 17.4 %    --        --        16.7%
Davis Venture
 Value Series          --     --    --     --    --     --      (3.5)%(3) 39.3% 25.8% 33.5 %    --        --        29.3%
Westpeak Growth
 and Income
 Series                --     --    --     --    --    14.2%(7) (1.2)%    36.5% 18.1% 33.5 %    --        --        20.9%
Loomis Sayles
 Balanced Series       --     --    --     --    --     --      (0.1)%(3) 24.8% 16.9% 16.2 %    --        --        18.1%
Salomon Brothers
 Strategic Bond
 Opportunities
 Series                --     --    --     --    --     --      (1.4)%(3) 19.4% 14.4% 11.1 %    --        --        13.6%
Back Bay
 Advisors Bond
 Income Series         8.4 % 12.3%  8.1 % 18.0%  8.2 % 12.6%    (3.4)%    21.2%  4.6% 10.9 %    9.9%      8.9%      10.5%(4)
Salomon Brothers
 U.S. Government
 Series                --     --    --     --    --     --       0.6 %(3) 15.0%  3.3%  8.6 %    --        --         8.6%
Back Bay
 Advisors Money
 Market Series         7.4 %  9.2%  8.2 %  6.2%  3.8 %  3.0%     4.0 %     5.6%  5.1%  5.2 %    5.8%      4.6%       6.4%(4)
S&P 500(9)            16.5 % 31.6% (3.1)% 30.3%  7.6 % 10.1%     1.3 %    37.4% 23.0% 33.3 %   18.0%     20.2%      16.9%(4)
Lehman
 Intermediate
 Government/Corporate
 Bond Index(11)        6.8 % 12.8%  9.2 % 14.6%  7.2 %  8.8%    (2.0)%    15.3%  2.9%  7.9 %    8.3%      6.6%       9.5%(4)
Consumer Price
 Index(12)             4.4 %  4.7%  6.1 %  3.1%  2.9 %  2.8%     2.8 %     2.6%  3.3%  1.7 %    3.4%      2.6%       3.4%(4)
Dow Jones
 Industrial
 Average(13)          16.1 % 32.2% (1.0)% 24.2%  7.4 % 16.9%     5.1 %    37.0% 28.9% 24.9 %   18.6%     22.0%      17.9%(4)

--------
(1) Represents unannualized total return for the period May 2, 1994, when the Loomis Sayles Small Cap Series commenced operations, to December 31, 1994. The Series was not available through variable insurance or variable annuity products until October 31, 1994.
(2) Effective May 1, 1997, MSAM began managing the Series, succeeding Draycott Partners, Ltd.
(3) Represents unannualized total return for the period from October 31, 1994, when the Morgan Stanley International Magnum Equity, Alger Equity Growth, Davis Venture Value, Loomis Sayles Balanced, Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series commenced operations, to December 31, 1994.

(4) The Capital Growth, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series commenced operations on August 26, 1983, and their Average Annual Total Returns Since Commencement of Operations have been calculated for the period beginning with that date. These returns would not change if they had been calculated for the period beginning September 1, 1983, which is the period for which the Average Annual Total Returns Since Commencement of Operations have been calculated for the S&P 500, Lehman Intermediate Government/Corporate Bond Index, Consumer Price Index and Dow Jones Industrial Average (unless otherwise indicated).
(5) On May 1, 1998, GSAM became subadviser to the Series, succeeding Loomis Sayles.
(6) Represents unannualized total return for the period beginning April 30, 1993, when the Series became publicly available, to December 31, 1993.
(7) Represents unannualized total return for the period beginning April 30, 1993, when the Series became publicly available, to December 31, 1993.
(8) Westpeak succeeded Back Bay Advisors as investment adviser to the Series on August 1, 1993.
(9) The S&P 500 is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Investment results shown assume the reinvestment of dividends.
(10) The Lehman Intermediate Government/Corporate Bond Index is a subset of the Lehman Government/Corporate Bond Index covering all issues with maturities between 1 and 10 years, which is composed of taxable, publicly-issued, non-convertible debt obligations issued or guaranteed by the U.S. Government or its agencies, and another Lehman index that is composed of taxable, fixed rate, publicly-issued, investment grade, non-convertible corporate debt obligations.
(11) The Consumer Price Index, published by the U.S. Bureau of Labor
     Statistics, is a statistical measure of changes, over time, in the prices of goods and services.
(12) The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock
     Exchange.

PAST PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS

  The performance data shown below for Goldman Sachs Mid Cap Equity Fund (the "Goldman Fund") and the Morgan Stanley International Magnum Composite (the "Composite") were calculated in accordance with recommended standards of the Association for Investment Management and Research retroactively applied to all time periods. Investors should also be aware that the use of methodology different from that used below to calculate performance could result in different performance data.

GOLDMAN SACHS ASSET MANAGEMENT

  The total returns shown below are based on performance data furnished by GSAM for the Goldman Fund, a mutual fund which has the same investment objective as that of the Goldman Sachs Midcap Value Series and is managed using policies and strategies substantially similar, though not necessarily identical, to those employed by GSAM in managing the Goldman Sachs Midcap Value Series, and is the only account that has been managed by GSAM using such policies and strategies. The performance information for the Goldman Fund has been adjusted to give effect to the expenses incurred by the Goldman Sachs Midcap Value Series in its most recent fiscal year without giving effect to the Voluntary Expense Agreement or the Expense Deferral Arrangement, but giving effect to a 0.05% increase in investment advisory fees that takes effect May 1, 1998. The Goldman Fund may not have been subject to the same types of expenses to which the Series is subject, nor to the diversification requirements, investment limitations and other restrictions imposed on the Series by the Investment Company Act of 1940 or Internal Revenue Code. The following information does not represent the Series' performance and should not be considered a prediction of future performance of the Series. The Series' performance may be higher or lower than the performance of the Goldman Fund shown below. IN ADDITION, THE PERFORMANCE OF THE GOLDMAN FUND SHOWN BELOW DOES NOT REFLECT ANY OF THE CHARGES ASSESSED AGAINST THE INSURANCE COMPANY SEPARATE ACCOUNTS OR VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY PRODUCTS FOR WHICH THE SERIES SERVES AS AN INVESTMENT VEHICLE. THESE CHARGES WOULD HAVE THE EFFECT OF LOWERING PERFORMANCE.

                          GOLDMAN SACHS MID CAP LIPPER MIDCAP
                              EQUITY FUND*       FUND INDEX   RUSSELL MIDCAP INDEX
                          --------------------- ------------- --------------------
Total Return for the
 Year Ended December 31,
 1997...................          36.0%             17.6%             29.0%
Average Annual Total
 Return Since Inception
 of Goldman Fund (August
 1, 1995)...............          25.5%             16.7%             22.9%

  Giving effect to the expense deferral arrangement which goes into effect May 1, 1998, the total returns for the one year and since inception periods ending December 31, 1997 would have been 36.0% and 25.5%, respectively.

  The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies. The range of market capitalization of the companies included in the Russell Midcap Index was $400 million to $16 billion as of December 31, 1997. The Russell Midcap Index has not been adjusted for ongoing management, distribution and operating expenses.

  The Lipper Midcap Fund Index is a composite return of 10 midcap mutual funds that by prospectus or portfolio practice invest primarily in companies with market capitalization of less than $5 billion (such capitalization fluctuates with the market).

MORGAN STANLEY ASSET MANAGEMENT INC.

  The data presented below under "Morgan Stanley International Magnum Composite" represent the composite average annual total return of nine accounts managed by MSAM. These accounts include three separate accounts, six mutual fund accounts (including, during the period it has been under MSAM's management, the Morgan Stanley International Magnum Equity Series) and a pooled trust.

  The total returns shown below are based on performance data furnished by MSAM for the Composite. Each account represented in the Composite has an investment objective substantially similar to that of the Morgan Stanley International Magnum Equity Series and was managed using policies and strategies substantially similar (although not necessarily identical) to those that are employed by MSAM in managing the Series. The Composite includes the Morgan Stanley International Magnum Equity Series and all the accounts with assets in excess of $25 million managed by MSAM with substantially similar policies as the Series. The performance data for the Composite does not represent the Series' performance and does not include the Series' performance prior to MSAM becoming investment subadviser to the Series' on May 1, 1997.

  Several of the accounts included in the Composite are not subject to the same types of expenses to which the Series is subject, nor to the diversification requirements, investment limitations and other restrictions imposed on the Series by the Investment Company Act of 1940 or the Internal Revenue Code. The performance data shown below might have been less favorable had all of the accounts been subject to regulation as investment companies under the relevant federal laws. Investors should not consider this performance data as an indication of future performance of the Series. IN ADDITION, THE PERFORMANCE SHOWN BELOW DOES NOT REFLECT ANY OF THE CHARGES ASSESSED AGAINST THE INSURANCE COMPANY SEPARATE ACCOUNTS OR THE VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY PRODUCTS FOR WHICH THE SERIES SERVES AS AN INVESTMENT VEHICLE. THESE CHARGES WOULD HAVE THE EFFECT OF LOWERING PERFORMANCE.

                             MORGAN STANLEY       MORGAN STANLEY
                          INTERNATIONAL MAGNUM INTERNATIONAL MAGNUM LIPPER INTERNATIONAL
                              COMPOSITE***        EQUITY SERIES      EQUITY FUND INDEX   MSCI EAFE INDEX
                          -------------------- -------------------- -------------------- ---------------
Total Return for the
 Period
 5/1/97-12/31/97*.......           5.0%                 1.9 %                4.2%              2.9%
Total Return for the
 Year Ended December 31,
 1997...................           8.2%                (1.3)%                7.3%              4.1%
Average Annual Total
 Return Since Inception
 (June 1, 1995)**.......          10.8%                 3.5 %               11.4%              5.5%

--------
  * Represents unannualized total return since MSAM began managing the Series on May 1, 1997.
 ** Earliest commencement of operations of an account managed by MSAM included in the Composite.
*** The performance information for the Composite has been adjusted to give effect to the expenses incurred by the Series in its most recent fiscal year without giving effect to the expense deferral arrangement (described below under "Management"). Giving effect to the Expense Deferral Arrangement the total returns for the eight month, one year and since inception periods ending December 31, 1997 would have been 5.2%, 8.6% and 11.1%, respectively.


  The MSCI EAFE Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of over 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses.

  The Lipper International Equity Fund Index is a composite return of 30 mutual funds that invest their assets in equity securities with primary trading markets outside the United States.

YIELD

 Back Bay Advisors Money Market Series

  The Back Bay Advisors Money Market Series may advertise its yield and "effective" (or "compound") yield (and its total return). The yield of the Back Bay Advisors Money Market Series is the income earned by the Series over a seven-day period on an annualized basis, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. "Effective" (or "compound") yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested in the Series' shares and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

  For the seven-day period ended December 31, 1997, the yield for the Back Bay Advisors Money Market Series was 5.27%. The effective yield for the same period was 5.41%.

 Loomis Sayles Balanced, Salomon Brothers Strategic Bond Opportunities, Back Bay Advisors Bond Income and Salomon Brothers U.S. Government Series

  Each of the Series listed above may advertise its yield in addition to its total return. The yield will be computed in accordance with the SEC's standardized formula by dividing the net investment income per share earned during a recent 30-day period by the net asset value of a Series share (reduced by any earned income expected to be declared shortly as a dividend) on the last trading day of the period. Yield calculations will reflect any waiver of fees and/or bearing of expenses by TNE Advisers, Inc.

                            INVESTMENT RESTRICTIONS

  The following is a description of restrictions on the investments to be made by each of the Series. Except as specifically listed below, and except for restrictions marked with an asterisk, these restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Series. Percentage tests regarding any investment restriction apply only at the time a Series is making that investment.

INVESTMENT RESTRICTIONS APPLICABLE TO THE CAPITAL GROWTH, BACK BAY ADVISORS BOND INCOME AND BACK BAY ADVISORS MONEY MARKET SERIES

  Each of the Series listed above will not:

    (1) Purchase any securities (other than U.S. Government securities) if, as a result, more than 5% of the Series' total assets (taken at current value) would be invested in securities of a single issuer; provided, however, that the Westpeak Stock Index and Back Bay Advisors Managed Series may each invest more than 5% (but not more than 25%) of its total assets (taken at current value) in the securities of a single issuer if securities of any such issuer represent more than 5%, capitalization weighted, of the stock index that the Series attempts to track;

    (2) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Series' total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. In the case of the Back Bay Advisors Money Market Series, this restriction does not apply to bank obligations;

    (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales, except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold; or deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales.

    (4) Acquire more than 10% of the total value of any class of the outstanding securities of any issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of any issuer;

    (5) Borrow money, except as a temporary measure for extraordinary or emergency purposes (but not for the purpose of investment) up to an amount not in excess of 10% of its total assets (taken at cost), or 5% of its total assets (taken at current value), whichever is lower; provided, however, that the Capital Growth Series and Back Bay Advisors Bond Income Series, may make loans of their portfolio securities, as long as such loans do not exceed 15% of the Series' total assets.

    (6) Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old;

    (7) Purchase or retain securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Fund or officers and directors of any investment adviser of the Fund who individually own beneficially more than 1/2 of 1% of the securities of that issuer, together own beneficially more than 5% of the securities of that issuer;

    (8) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or purchase any security restricted as to disposition under the federal securities laws; provided, however, that, subject to the Fund's limitation on illiquid investments stated below, each of the Capital Growth and Back Bay Advisors Bond Income Series may invest up to 10% of its total assets (taken at current value) in such restricted securities;

    (9) Make investments for the purpose of exercising control or management;

    (10) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with MetLife, NELICO or their affiliates or Back Bay Advisors, CGM or accounts under their management to reduce acquisition costs, to average prices among such accounts or to facilitate such transactions, is not considered participating in a trading account in securities);

    (11) Invest in the securities of other investment companies, except in connection with a merger, consolidation or similar transaction, and except that the Capital Growth and Back Bay Advisors Bond Income Series may invest in securities of other investment companies by purchases in the open market involving only customary broker's commissions. (Under the 1940 Act, each Series generally may not (a) invest more than 10% of its total assets (taken at current value) in the securities of other investment companies,
  (b) own securities of any one investment company having a value in excess of 5% of that Series' total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company);

    (12) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, commodities or commodity contracts or real estate. This restriction does not prevent any Series from purchasing securities of companies investing in real estate or of companies which are not principally engaged in the business of buying or selling such leases, rights or contracts; or

    (13) Pledge, mortgage or hypothecate more than 15% of its total assets (taken at cost).

  Restrictions (1) and (2) apply to securities subject to repurchase agreements but not to the repurchase agreements themselves.

  Each of the Series listed above will not purchase any illiquid security if, as a result, more than 15% (10% in the case of the Back Bay Advisors Money Market Series) of its net assets (taken at current value) would be invested in such securities.

INVESTMENT RESTRICTIONS APPLICABLE TO INDIVIDUAL SERIES

  In addition to the foregoing investment restrictions, the following investment restrictions are applicable to individual Series as noted below.

BACK BAY ADVISORS MONEY MARKET SERIES

  The Back Bay Advisors Money Market Series will not:

    (1) Make loans, except by purchase of debt obligations in which the Series may invest consistently with its objective and investment policies (This restriction does not apply to repurchase agreements.); or

    (2) Write or purchase puts, calls or combinations thereof.

BACK BAY ADVISORS BOND INCOME SERIES

  The Back Bay Advisors Bond Income Series will not:

    (1) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness which are part of an issue to the public or to financial institutions, by entering into repurchase agreements or by lending portfolio securities to the extent that such loans do not exceed 15% of the Series' total assets; or

    (2) Write or purchase puts, calls or a combination thereof, except that the Back Bay Advisors Bond Income Series may purchase warrants or other rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or a part of, a unit offering involving other securities.

  In order to comply with certain state requirements applicable to restriction
(13) above, as a matter of operating policy subject to change without shareholder approval, the Series will not pledge more than 2% of its assets.

CAPITAL GROWTH SERIES

  The Capital Growth Series will not:

    (1) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes, and similar evidences of indebtedness which are a part of an issue to the public or to financial institutions, by entering into repurchase agreements or by lending portfolio securities to the extent that such loans do not exceed 15% of the Series' total assets;

    (2) Purchase options or warrants if, as a result, more than 1% of its total assets (taken at current value) would be invested in such securities; or

    (3) Write options or warrants.

  As a matter of operating policy subject to change without shareholder approval, the Capital Growth Series will not make loans of its portfolio securities. In order to comply with certain state requirements applicable to restriction (13) above, as a matter of operating policy subject to change without shareholder approval, the Capital Growth Series Index Series will not pledge more than 2% of its assets.

  INVESTMENT RESTRICTIONS APPLICABLE TO THE LOOMIS SAYLES SMALL CAP, MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY, ALGER EQUITY GROWTH, GOLDMAN SACHS MIDCAP VALUE, DAVIS VENTURE VALUE, WESTPEAK GROWTH AND INCOME, LOOMIS SAYLES BALANCED, SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES AND SALOMON BROTHERS U.S. GOVERNMENT SERIES

  Each of the Series listed above will not:

    *(1) With respect to 75% of the Series' total assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Series' total assets (taken at current value) would then be invested in securities of a single issuer or, with respect to all of the Series' total assets, purchase any security (other than U.S. Government securities) if, as a result, more than 10% of such assets would then be invested in securities of a single issuer;

    (2) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Series' total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

    *(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold; or deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Series of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

    *(4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

    (5) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and then only as a temporary measure for extraordinary or emergency purposes;

    *(6) Pledge more than 15% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

    (7) Make loans, except by entering into repurchase agreements (including reverse repurchase agreements) or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness which are a part of an issue to the public or to financial institutions, or through the lending of the Series' portfolio securities;

    (8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts real estate or commodities or commodity contracts, except that the Series may buy and sell futures contracts and related options. (This restriction does not prevent the Series from purchasing securities of companies investing in the foregoing);

    (9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

    *(10) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities for a Series with that Series' adviser or subadviser or accounts under their management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction);

    *(11) Write, purchase or sell options except that the Series may (a) write, purchase and sell put and call options on securities, securities indices, currencies, futures contracts, swap contracts and other similar investments, (b) enter into currency forward contracts, and (c) invest in structured notes;

    *(12) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would then be invested in such securities; or

    (13) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Fund's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

  For purposes of restriction (5), reverse repurchase agreements are not considered borrowings.

  * Denotes investment restrictions which may be changed without shareholder approval.

VARIABLE CONTRACT RELATED INVESTMENT RESTRICTIONS

  Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Code. Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Series, be "adequately diversified" in accordance with Regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. The Fund intends to comply with the regulations specifying the diversification requirements which have been issued by the Department of the Treasury. State insurance laws and regulations may impose additional limitations on the Series' investments, including the Series' ability to borrow, lend and use options, futures, and other derivative instruments. In addition, such laws and regulations may require that a Series' investments meet additional diversificiation or other requirements.

                                  MANAGEMENT

  The Fund's Board of Trustees supervises the affairs of the Fund as conducted by the Series' advisers and subadvisers. Pursuant to separate advisory agreements, and subject in each case to the supervision of the Fund's Board of Trustees, TNE Advisers, Inc. ("TNE Advisers") is the investment adviser of each of the Series except the Capital Growth Series, for which CGM serves as investment adviser.

SERIES ADVISED BY TNE ADVISERS

  With respect to each of the Series for which TNE Advisers serves as adviser, TNE Advisers has sub-contracted day-to-day portfolio management responsibility to a subadviser as follows:

      SERIES                                                   SUBADVISER
      ------                                                   ----------
      Loomis Sayles Small Cap Series.......................... Loomis Sayles
      Morgan Stanley International Magnum Equity Series....... MSAM
      Alger Equity Growth Series.............................. Alger Management
      Goldman Sachs Midcap Value Series....................... GSAM
      Davis Venture Value Series.............................. Davis Selected
      Westpeak Growth and Income Series....................... Westpeak
      Loomis Sayles Balanced Series........................... Loomis Sayles
      Salomon Brothers Strategic Bond Opportunities Series.... SBAM
      Back Bay Advisors Bond Income Series.................... Back Bay Advisors
      Salomon Brothers U.S. Government Series................. SBAM
      Back Bay Advisors Money Market Series................... Back Bay Advisors

  TNE ADVISERS, 501 Boylston Street, Boston, Massachusetts 02116, was organized in 1994 and is an indirect wholly-owned subsidiary of MetLife, a mutual insurance company. TNE Advisers oversees, evaluates and monitors the subadvisers' provision of investment advisory services to the Series and provides general business management and administration to the Series. TNE Advisers has contracted with New England Funds, L.P. to provide executive and other personnel for administration of certain affairs of the Series.

  Subject to the supervision of TNE Advisers, each subadviser manages its Series in accordance with the Series' investment objectives and policies, makes investment decisions for those Series, places orders to purchase and sell securities for those Series and employs professional advisers and securities analysts who provide research services to those Series. The Series advised by TNE Advisers pay no direct fees to their subadvisers.

  The general partners of each of Loomis Sayles, Westpeak, Back Bay Advisors and New England Funds, L.P. are special purpose corporations which are indirect wholly-owned subsidiaries of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is an indirect wholly-owned subsidiary of MetLife. MetLife owns in the aggregate, directly and indirectly, approximately 47% of the outstanding limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly-traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P. Nvest Companies is the owner of a majority limited partnership interest in CGM.

  The Fund has received an exemptive order from the SEC to permit TNE Advisers, subject to certain conditions, to enter into subadvisory agreements with subadvisers, including subadvisers other than the existing subadvisers of a Series, when approved by the Fund's Board of Trustees, without obtaining shareholder approval. The exemptive order also permits, without shareholder approval, the terms of an existing subadvisory agreement to be changed or the employment of existing subadviser to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, when such changes or continuation are approved by the Board of Trustees. Shareholders will be notified of any subadviser changes and whenever notification is required by the conditions of the order.

  LOOMIS SAYLES, One Financial Center, Boston, Massachusetts 02111, subadviser to the Loomis Sayles Small Cap and Loomis Sayles Balanced Series, was founded in 1926 and is one of the country's oldest and largest investment firms.

  Jeffrey C. Petherick and Mary Champagne, Vice Presidents of Loomis Sayles, have day-to-day management responsibility for the Loomis Sayles Small Cap Series. Mr. Petherick has co-managed the Series since its inception and has been employed by

Loomis Sayles for more than five years. Ms. Champagne has co-managed the Series since July 1995. Prior to joining Loomis Sayles in 1993, Ms. Champagne served as a portfolio manager at NBD Bank.

  Carol C. McMurtrie and Tricia H. Mills are the portfolio managers of the equity portion of the Loomis Sayles Balanced Series and are responsible for allocating the assets of the Series between equity and fixed-income securities. Ms. McMurtrie and Ms. Mills have served in these capacities since July 1997. The portfolio management team for the fixed-income portion of the Series consists of Meri Anne Beck, John Hyll and Barr Segal. Ms. Beck and Mr. Hyll have had portfolio management responsibility for the Series' fixed-income investments since 1994, and Mr. Segal joined the team in 1996. Messrs. Hyll and Segal and Mses. Beck, McMurtrie and Mills are Vice Presidents of Loomis Sayles. Mses. Beck, McMurtrie and Mills and Mr. Hyll have been employed by Loomis Sayles for more than five years. Mr. Segal was a Senior Portfolio Manager at TCW Group before joining Loomis Sayles in 1996.

  WESTPEAK, 1011 Walnut Street, Boulder, Colorado 80302, subadviser to the Westpeak Growth and Income Series, was organized in 1991. Gerald H. Scriver, President and Chief Executive Officer of Westpeak and Philip J. Cooper, CFA, Senior Vice President of Portfolio Management of Westpeak, have served as the portfolio managers of the Westpeak Growth and Income Series since its inception in 1993. Both Mr. Scriver and Mr. Cooper have been with Westpeak since its inception in 1991.

  BACK BAY ADVISORS, 399 Boylston Street, Boston, Massachusetts 02116, subadviser to the Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series, provides discretionary investment management services to mutual funds and other institutional investors. Catherine L. Bunting, Senior Vice President of Back Bay Advisors, has served as the Back Bay Advisors Bond Income Series' portfolio manager since January 1989.

  MSAM, 1221 Avenue of the Americas, New York, New York 10020, subadviser to the Morgan Stanley International Magnum Equity Series, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., which is a preeminent financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. MSAM serves as investment adviser to numerous open-end and closed-end investment companies.

  Barton Biggs, Managing Director of MSAM, heads MSAM's Asset Allocation Committee in New York. This Committee makes decisions about regional allocation based on projections of comparable interest rates, currencies, corporate profits and economic growth among the various regions represented in the EAFE Index. Francine J. Bovich, acts as portfolio manager of the Morgan Stanley International Magnum Equity Series. Ms. Bovich, Managing Director of MSAM, joined MSAM in 1993 and has been primarily responsible for the day-to-day management of the Series since MSAM became subadviser to the Series in May 1997. Previously she was a Principal and Executive Vice President of Westwood Management Corp., a registered investment adviser.

  ALGER MANAGEMENT, 75 Maiden Lane, New York, New York 10038, subadviser to the Alger Equity Growth Series, is a wholly-owned indirect subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries. David D. Alger, Seilai Khoo and Ron Tartaro are primarily responsible for the day-to-day management of the Alger Equity Growth Series. David D. Alger has been employed by Alger Management as Executive Vice President and Director of Research until 1995 and as President since 1995. Ms. Khoo has been employed by Alger Management since 1989 and as a Senior Vice President since 1995. Mr. Tartaro has been employed by Alger Management since 1990 and as a Senior Vice President since 1995. Each has served as portfolio manager of the Series since its inception in October 1994. Mr. Alger, Ms. Khoo and Mr. Tartaro serve as portfolio managers for other mutual funds and investment accounts managed by Alger Management.

  DAVIS SELECTED, 124 East Marcy Street, Santa Fe, New Mexico 87501, subadviser to the Davis Venture Value Series, also provides advisory services to other investment companies and institutions. Venture Advisers, Inc., which is controlled by Shelby M.C. Davis, is the sole general partner of Davis Selected. Davis Selected may also delegate any of its responsibilities to Davis Selected-NY, Inc. ("DSA-NY"). Davis Selected compensates DSA-NY for all reasonable direct costs of providing services to the Series. DSA-NY, organized in 1996, is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017. Christopher C. Davis has been the portfolio manager for the Series and other equity funds managed by Davis Selected since February 1997, and was co-portfolio manager of the Series with Shelby M.C. Davis from October 1995 until February 1997. Prior to his responsibilities as co-portfolio manager, Christopher C. Davis worked closely with Shelby M.C. Davis as assistant portfolio manager and research analyst beginning in September 1989.

  Shelby M.C. Davis is Chief Investment Officer of Davis Selected. As Chief Investment Officer, he is active in providing investment themes, strategies and individual stock selections to the Series.

  SBAM, 7 World Trade Center, New York, New York 10048, the subadviser to the Salomon Brothers Strategic Bond Opportunities Series and the Salomon Brothers U.S. Government Series, is an indirect wholly-owned subsidiary of Travelers Group Inc. ("Travelers"). Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property and casualty insurance business. SBAM was incorporated in 1987 and, together with its affiliates in London, Frankfurt and Hong Kong, provides a full range of fixed-income and equity investment advisory services for individuals and institutional clients around the world, including European and Far Eastern central banks, pension funds, endowments and insurance companies, and serves as investment adviser to various investment companies. In providing advisory services, SBAM and its affiliates have access to more than 400 economists and mortgage, bond and sovereign debt analysts. As of February 28, 1998, SBAM and such affiliates managed approximately $27 billion in assets.

  On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also subject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger it is anticipated that SBAM and Salomon Brothers Asset Management Limited ("SBAM Ltd") would be subsidiaries of the surviving corporation. The surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, SBAM does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

  In connection with SBAM's service as subadviser to the Salomon Brothers Strategic Bond Opportunities Series, SBAM's London based affiliate, SBAM Ltd, Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain subadvisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Series. For these services, SBAM has agreed to compensate SBAM Ltd at the rate of one-third of the compensation payable to SBAM by TNE Advisers, as described below. SBAM Ltd is an indirect, wholly-owned subsidiary of Travelers. SBAM Ltd is a member of Investment Management Regulatory Organization Limited and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

  Steven Guterman is primarily responsible for the day-to-day management of the Salomon Brothers U.S. Government Series and the mortgage-backed securities and U.S. Government securities portions of the Salomon Brothers Strategic Bond Opportunities Series. Mr. Guterman co-manages the Salomon Brothers U.S. Government Series with Roger Lavan. Peter J. Wilby is primarily responsible for the day-to-day management of the High Yield and Emerging Market Debt Securities portions of the Salomon Brothers Strategic Bond Opportunities Series. Beth Semmel assists Mr. Wilby in the day-to-day management of the Salomon Brothers Strategic Bond Opportunities Series. David Scott is primarily responsible for the portion of the Salomon Brothers Strategic Bond Opportunities Series relating to currency transactions and investments in non-dollar denominated debt securities.

  Mr. Guterman joined SBAM in 1990 and is currently a Managing Director and Senior Portfolio Manager of SBAM. He has acted as co-portfolio manager of the Salomon Brothers Strategic Bond Opportunities Series and as a portfolio manager of the Salomon Brothers U.S. Government Series since October 1994. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990 and has served as a co-portfolio manager of the Series since its inception in October 1994. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM's broker dealer affiliate, Salomon Brothers Inc and SBAM and Senior Portfolio Manager of SBAM. He is responsible for investment company and institutional portfolio investments in high yield U.S. corporate debt securities and high yield foreign sovereign debt securities. He has served as a co-portfolio manager of the Salomon Brothers Strategic Bond Opportunities Series since its inception. Ms. Semmel has served as assistant portfolio manager of the Salomon Brothers Strategic Bond Opportunities Series since its inception. She has served as a Director of SBAM since January 1996 and as Vice President from May 1993 to December 1995. Prior to joining SBAM in May 1993, Ms. Semmel spent four years as a high yield bond analyst at MSAM. Mr. Scott has been with SBAM Ltd since April 1994 and is a Director and Senior Portfolio Manager of SBAM Ltd. He has served as a portfolio manager of the Salomon Brothers Strategic Bond Opportunities Series since October 1994. From 1990 to 1994, he was a portfolio manager for J.P. Morgan Investment Management in London, where he was responsible for global and non-dollar portfolios.

  GSAM, One New York Plaza, New York, New York, 10004, subadviser to the Goldman Sachs Midcap Value Series, is a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"). G. Lee Anderson, Vice President of GSAM, Lawrence S.

Sibley, Vice President of GSAM and Ronald E. Gutfleish, Managing Director of GSAM, have served as portfolio managers of the Goldman Sachs Midcap Value Series since May 1998. Mr. Anderson has been employed by GSAM for more than five years. Mr. Sibley joined GSAM in 1997. Prior to that he was Vice President at J.P. Morgan Securities and before that he was a partner in institutional sales at Sanford C. Bernstein & Co. Mr. Gutfleish joined GSAM in 1993. Prior to that, he was a principal of Sanford C. Bernstein & Co. in its investment research department. Goldman Sachs is a worldwide investment banking firm and has its principal business address at 85 Broad Street, New York, New York 10004. The general partners of Goldman Sachs are controlled by The Goldman Sachs Corporation.

  FEES AND EXPENSES. TNE Advisers is paid a management fee from the Series it manages at the following annual rates:

                                                             ANNUAL MANAGEMENT FEE RATE PAID BY SERIES TO
                                                                             TNE ADVISERS
      SERIES                                                       (% OF AVERAGE DAILY NET ASSETS)
      ------                                                 --------------------------------------------
      Loomis Sayles Small Cap Series.......................  1.00% of all assets
      Morgan Stanley International Magnum Equity Series....  0.90% of all assets
      Alger Equity Growth Series...........................  0.75% of all assets
      Goldman Sachs Midcap Value Series....................  0.75% of all assets
      Davis Venture Value Series...........................  0.75% of all assets
      Westpeak Growth and Income Series....................  0.70% of the first $200 million
                                                             0.65% of the next $300 million
                                                             0. 60% of amounts in excess of $500 million
      Loomis Sayles Balanced Series........................  0.70% of all assets
      Salomon Brothers Strategic Bond Opportunities Series.  0.65% of all assets
      Back Bay Advisors Bond Income Series.................  0.40% of the first $400 million
                                                             0.35% of the next $300 million
                                                             0.30% of the next $300 million
                                                             0.25% of amounts in excess of $1 billion
      Salomon Brothers U.S. Government Series..............  0.55% of all assets
      Back Bay Advisors Money Market Series................  0.35% of the first $500 million
                                                             0.30% of the next $500 million
                                                             0.25% of amounts in excess of $1 billion

  SUBADVISORY FEES. TNE Advisers pays each subadviser a subadvisory fee at the following annual rates for providing subadvisory services to the following
Series:

                         ANNUAL SUBADVISORY
                           FEE RATES PAID
                               BY TNE
                          ADVISERS TO THE          AS A % OF THE SERIES
SERIES                      SUBADVISERS           AVERAGE DAILY NET ASSETS
------                   ------------------ ------------------------------------
Loomis Sayles Small Cap
 Series.................       0.55%        of the first $25 million
                               0.50%        of the next $75 million
                               0.45%        of the next $100 million
                               0.40%        of amounts in excess of $200 million
Morgan Stanley
 International Magnum
 Equity Series..........       0.75%        of the first $30 million
                               0.60%        of the next $40 million
                               0.45%        of the next $30 million
                               0.40%        of amounts in excess of $100 million
Alger Equity Growth
 Series.................       0.45%        of the first $100 million
                               0.40%        of the next $400 million
                               0.35%        of amounts in excess of $500 million
Goldman Sachs Midcap
 Value Series...........       0.45%        of the first $100 million
                               0.40%        of the next $400 million
                               0.35%        of amounts in excess of $500 million
Davis Venture Value
 Series.................       0.45%        of the first $100 million
                               0.40%        of the next $400 million
                               0.35%        of amounts in excess of $500 million
Westpeak Growth and
 Income Series..........       0.50%        of the first $25 million
                               0.40%        of the next $75 million
                               0.35%        of the next $100 million
                               0.30%        of amounts in excess of $200 million

                         ANNUAL SUBADVISORY
                           FEE RATES PAID
                               BY TNE
                          ADVISERS TO THE
                             RESPECTIVE             AS A % OF THE SERIES
SERIES                      SUBADVISERS           AVERAGE DAILY NET ASSETS
------                   ------------------ ------------------------------------
Loomis Sayles Balanced
 Series.................       0.50%        of the first $25 million
                               0.40%        of the next $75 million
                               0.30%        of amounts in excess of $100 million
Salomon Brothers
 Strategic Bond
 Opportunities Series...       0.35%        of the first $50 million
                               0.30%        of the next $150 million
                               0.25%        of the next $300 million
                               0.10%        of amounts in excess of $500 million
Back Bay Advisers Bond
 Income Series..........       0.25%        of the first $50 million
                               0.20%        of the next $200 million
                               0.15%        of amounts in excess of $250 million
Salomon Brothers U.S.
 Government Series......       0.225%       of the first $200 million
                               0.150%       of the next $300 million
                               0.100%       of amounts in excess of $500 million
Back Bay Advisors Money
 Market Series..........       0.15%        of the first $100 million
                               0.10%        of amounts in excess of $100 million

ADVISER OF THE CAPITAL GROWTH SERIES

  CGM, One International Place, Boston, Massachusetts 02110, adviser to the Capital Growth Series, is an investment advisory firm organized in 1990 which manages seven mutual fund portfolios and advisory accounts for other clients. The sole general partner of CGM is a corporation owned in equal shares by Robert L. Kemp and G. Kenneth Heebner. Mr. Heebner, Senior Portfolio Manager of CGM, has served as portfolio manager of the Capital Growth Series since its inception.

  The Capital Growth Series pays CGM an advisory fee at an annual rate of 0.70% of the first $200 million of the Series' average daily net assets, 0.65% of the next $300 million of such assets and 0.60% of such assets in excess of $500 million. For advisory services rendered during the fiscal year ended December 31, 1997, CGM was paid 0.63% of the Capital Growth Series' average net assets in advisory fees.

VOLUNTARY EXPENSE AGREEMENT

  Pursuant to voluntary expense agreements relating to the Westpeak Growth and Income, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series, TNE Advisers bears the expenses (other than management fees and any brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of 0.15% annually of the respective Series' average daily net assets. Prior to May 1, 1998 a similar arrangement was in effect for the Goldman Sachs Midcap Value Series (then called the Loomis Sayles Avanti Growth Series). In the case of the Loomis Sayles Small Cap Series, TNE Advisers bears all the expenses (other than any brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of 1.00% annually of the Series' average daily net assets. TNE Advisers may terminate these expense agreements at any time. As a result of the current voluntary expense agreements (and assuming the Series incur the same level of management fees as in 1997 and no taxes, interest or extraordinary expenses), these Series' annual expense ratios as a percentage of net assets during this prospectus' effectiveness, assuming the continuation of the voluntary expense agreements, are expected to be as follows:

                                                           TOTAL EXPENSE RATIO
                                                         UNDER CURRENT VOLUNTARY
      SERIES                                               EXPENSE AGREEMENTS
      ------                                             -----------------------
      Back Bay Advisors Money Market Series.............          0.45%
      Back Bay Advisors Bond Income Series..............          0.52%
      Westpeak Growth and Income Series.................          0.82%
      Loomis Sayles Small Cap Series....................          1.00%

  If these expense agreements were to terminate, the expense ratios may be higher.

EXPENSE DEFERRAL ARRANGEMENT

  Pursuant to an expense deferral arrangement relating to the Morgan Stanley International Magnum Equity, the Alger Equity Growth, Goldman Sachs Midcap Value Series, Davis Venture Value, Loomis Sayles Balanced, Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series, TNE Advisers has agreed to pay the expenses of the Series' operations (exclusive of any brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated expense limits, which limits vary from Series to Series, subject to the obligation of each Series to repay TNE Advisers such expenses in future years, if any, when that Series' expenses fall below the stated expense limit that pertains to that Series; such deferred expenses may be charged to a Series in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the Series' stated expense limit; provided, however, that no Series is obligated to repay any expense paid by TNE Advisers more than two years after the end of the fiscal year in which such expense was incurred. The expense deferral arrangement can be prospectively discontinued by TNE Advisers at any time but any expenses that were deferred while a Series' expense limit was in place can never be charged to that Series unless that Series' expenses fall below the limit. The expense limits (annual rates as a percentage of the Series average daily net assets) are as follows:

                                                           EXPENSE LIMIT UNDER
      SERIES                                               DEFERRAL ARRANGEMENT
      ------                                               --------------------
      Morgan Stanley International Magnum Equity Series...        1.30%
      Alger Equity Growth Series..........................        0.90%
      Goldman Sachs Midcap Value Series...................        0.90%
      Davis Venture Value Series..........................        0.90%
      Loomis Sayles Balanced Series.......................        0.85%
      Salomon Brothers Strategic Bond Opportunities Se-
       ries...............................................        0.85%
      Salomon Brothers U.S. Government Series.............        0.70%

ADDITIONAL INFORMATION ABOUT EXPENSES

  Each Series pays all expenses not borne by its adviser or subadvisers or New England Securities including, but not limited to, the charges and expenses of each Series' custodian, independent auditors and legal counsel for the Fund and its independent trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders, and the compensation of trustees of the Fund who are not directors, officers or employees of NELICO or its affiliates, other than affiliated registered investment companies.

  The Series incurred total expenses during the year ended December 31, 1997 as follows:

                                                              TOTAL EXPENSES
                                                          (AS OF A PERCENTAGE OF
                                                           AVERAGE NET ASSETS)
                                                            FOR THE YEAR ENDED
      SERIES                                                DECEMBER 31, 1997
      ------                                              ----------------------
      Loomis Sayles Small Cap Series....................          1.00%
      Morgan Stanley International Magnum Equity Series.          1.30%
      Alger Equity Growth Series........................          0.87%
      Capital Growth Series.............................          0.67%
      Goldman Sachs Midcap Value Series*................          0.85%*
      Davis Venture Value Series........................          0.90%
      Westpeak Growth and Income Series.................          0.82%
      Loomis Sayles Balanced Series.....................          0.85%
      Salomon Brothers Strategic Bond Opportunities Se-
       ries.............................................          0.85%
      Back Bay Advisors Bond Income Series..............          0.52%
      Salomon Brothers U.S. Government Series...........          0.70%
      Back Bay Advisors Money Market Series.............          0.45%

  *During 1997, the Goldman Sachs Midcap Value Series, then known as the Loomis Sayles Avanti Growth Series, was subject to a lower management fee than is currently in effect for the Series and operated under a voluntary expense agreement described above rather than the expense deferral arrangement under which the Series currently operates.

  If the voluntary expense agreements and expense deferral arrangement described above had not been in effect, the Series' expenses for the year ended December 31, 1997 would have been:

                                                           TOTAL EXPENSES
                                                         (AS A PERCENTAGE OF
                                                     AVERAGE NET ASSETS) WITHOUT
                                                          VOLUNTARY EXPENSE
                                                            AGREEMENT OR
                                                          EXPENSE DEFERRAL
                                                      ARRANGEMENT FOR THE YEAR
      SERIES                                           ENDED DECEMBER 31, 1997
      ------                                         ---------------------------
      Loomis Sayles Small Cap Series...............             1.14%
      Morgan Stanley International Magnum Equity
       Series......................................             1.59%
      Alger Equity Growth Series...................             0.87%
      Capital Growth Series........................             0.67%
      Goldman Sachs Midcap Value Series**..........             0.86%
      Davis Venture Value Series...................             0.88%
      Westpeak Growth and Income Series............             0.82%
      Loomis Sayles Balanced Series................             0.86%
      Salomon Brothers Strategic Bond Opportunities
       Series......................................             0.87%
      Back Bay Advisors Bond Income Series.........             0.52%
      Salomon Brothers U.S. Government Series......             0.98%
      Back Bay Advisors Money Market Series........             0.45%

  **Total expenses for the Goldman Sachs Midcap Value Series are expected to be higher during 1998 and are limited to 0.90% under the expense deferral arrangement.

  These expense figures do not include portfolio brokerage commissions, which are not deducted from the Series' assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

MISCELLANEOUS ARRANGEMENTS

  Subject to procedures adopted by the Fund's Board of Trustees, Fund brokerage transactions may be executed by brokers, and futures contract transactions and options thereon may be executed by futures commission merchants, where such brokers or futures commission merchants are affiliated with any adviser or subadviser. The Morgan Stanley International Magnum Equity, Alger Equity Growth, Goldman Sachs Midcap Value and Davis Venture Value Series may pay brokerage commissions to brokerage firms affiliated with each Series' respective subadviser. The Goldman Sachs Midcap Value Series may pay commissions and charges on futures and Fund transactions in futures options transactions to futures commissions merchants affiliated with GSAM. Portfolio transactions of all Series in bonds, notes and money market instruments are generally effected on a net basis without a stated commission.

  Fund shares are offered through New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, the principal underwriter for the Fund. New England Securities is an indirect wholly-owned subsidiary of MetLife.

SERVICE SYSTEMS--YEAR 2000

  Many of the services provided to the Series depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Failure of any of the service systems to process information properly in the year 2000 could have an adverse impact on the Series' operations and services provided to shareholders. TNE Advisers, CGM, the Series subadvisers, New England Securities, NELICO (the Fund's transfer agent), State Street Bank and Trust Company (the Fund's custodian) and certain other service providers to the Series have reported that each expects to modify its systems, as necessary, prior to January 1, 2000 to address the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Series' operations and services provided to shareholders will not be adversely affected.

                       PURCHASE AND REDEMPTION OF SHARES

  Shares of each Series are purchased or redeemed depending on, among other things, the amount of premium payments invested and the surrender and transfer requests effected on any given day pursuant to the variable life insurance and variable annuity contracts supported by the Fund. Such transactions can be made only on those days during which the New York Stock Exchange (the "NYSE") is open for trading. Purchases and redemptions of Fund shares are effected at the net asset value per share determined as of the close of regular trading on the NYSE (currently 4 p.m. Eastern time) on the day such purchase order or redemption request is received.

  The Fund may suspend the right of redemption for any Series and may postpone payment for any period when the NYSE is closed for other than weekends or holidays, or, if permitted by the rules of the SEC, during periods when trading on the NYSE is restricted or during an emergency which makes it impracticable for a Series to dispose of securities or fairly to determine the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                    NET ASSET VALUE AND PORTFOLIO VALUATION

  CGM and the Series' subadvisers, under the direction of the Fund's Board of Trustees, determine the value of each Series' securities. The net asset value of each Series' shares is determined as of the close of regular trading on the NYSE on each day it is open. Each Series' total net assets are divided by the number of outstanding shares of that Series to determine the net asset value per share for that Series.

  The Back Bay Advisors Money Market Series' investment portfolio, and any fixed-income securities with remaining maturities of 60 days or less held by any other Series, are valued at amortized cost. Other portfolio securities of each Series (other than the Back Bay Advisors Money Market Series) are valued at market value where current market quotations are readily available and otherwise are taken at fair value as determined in good faith by the Fund's Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

                   DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

BACK BAY ADVISORS MONEY MARKET SERIES

  The net investment income of the Back Bay Advisors Money Market Series is declared daily and paid monthly as a dividend. Although the Series does not expect to realize any long-term capital gains, if such gains are realized they will be distributed once a year.

OTHER SERIES

  It is the policy of each Series other than the Back Bay Advisors Money Market Series to pay annually as dividends substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers. See "Taxes." Dividends from net investment income may be paid more or less often if the Fund's Board of Trustees deems it appropriate.

  Federal income tax law requires each Series to distribute prior to calendar year-end virtually all of its ordinary income for such year and virtually all of the capital gain net income realized by the Series in the one-year period ending October 31 (or December 31, if the Series so elects) of such year and not previously distributed.

  Dividends and distributions of each Series are automatically reinvested in additional shares of the respective Series.

                                     TAXES

  Each Series is treated as a separate entity for federal income tax purposes and intends to qualify as a regulated investment company under the Code, as amended. So long as a Series distributes all of its net investment income and net capital gains to its shareholders, the Series itself does not pay any federal income tax. Dividends from net investment income of each of the Series and distributions of each Series' net short-term gains, if any, are treated as ordinary income to its shareholders. Distributions of any Series' net realized capital gains on sales of securities held for more than one year but not more than eighteen months (i.e. 28% rate gain) and on sales of securities held for more than eighteen months (i.e. 20% rate gain), if any, are treated as such to its shareholders. Whether or not taxes must be paid by the shareholders of a Series on distributions received from that Series will depend on the tax status of NELICO's or MetLife's separate accounts and the tax status of any other shareholders. For the purposes of the foregoing, each Series' shareholders are the separate accounts investing directly in the Fund and not the owners of the variable life insurance or variable annuity contracts for which the Fund serves as an investment vehicle. For a description of the tax consequences for such contract owners, see the relevant prospectus applicable to such contracts.

                  ORGANIZATION AND CAPITALIZATION OF THE FUND

  The Fund was originally organized in 1983 as a Massachusetts corporation, and was reorganized as a Massachusetts business trust on February 27, 1987. The Fund is registered as a diversified, open-end management company under the 1940 Act, and is authorized to issue an unlimited number of shares of each Series. Shareholders may address inquiries about the Fund to New England Securities, 399 Boylston Street, Boston, Massachusetts 02116.

  As of the date of this prospectus, all of the outstanding voting securities of the Fund are owned by separate accounts of MetLife or NELICO, and may, from time to time, be owned by those separate accounts and the general accounts of MetLife or NELICO. Therefore, MetLife and NELICO are presumed to be in control (as that term is defined in the 1940 Act) of the Fund. However, the staff of the SEC is presently of the view that MetLife and NELICO are each required to vote their Fund shares that are held in a separate account that is a registered investment company under the 1940 Act (and, to the extent voting privileges are granted by the issuing insurance company, in unregistered separate accounts) in the same proportion as the voting instructions received from owners of the variable life insurance or variable annuity contracts issued by the separate account, and that MetLife and NELICO are required to vote any shares held in their general accounts (or in any unregistered separate account that does not have voting privileges) in the same proportion as all other Fund shares are voted. MetLife and NELICO currently intend to vote their shares in a manner consistent with this view.

  The Fund does not generally hold annual meetings of shareholders and will hold shareholders meetings only when required by law. Shareholders may remove trustees from office by votes cast at a shareholder meeting or by written consent.

                                TRANSFER AGENT

  The transfer agent and dividend paying agent for the Fund is NELICO, 501 Boylston Street, Boston, Massachusetts 02116.

                                 VOTING RIGHTS

  Fund shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held). NELICO and MetLife are the legal owners of shares attributable to variable life insurance and variable annuity contracts issued by their separate accounts, and have the right to vote those shares. Pursuant to the current view of the SEC staff described above, NELICO and MetLife will vote their shares in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by separate accounts that are registered under the 1940 Act. All Fund shares held by separate accounts of NELICO and MetLife that are registered under the 1940 Act (and, to the extent voting privileges are granted by the issuing insurance company, by unregistered separate accounts) for which no timely instructions are received will be voted for, voted against or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account that does not have voting privileges) of NELICO or MetLife will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions.

                                  APPENDIX A

     AVERAGE PORTFOLIO COMPOSITION OF THE SALOMON BROTHERS STRATEGIC BOND
                             OPPORTUNITIES SERIES

                                                                   PERCENTAGE OF
      SECURITY                                                      NET ASSETS
      --------                                                     -------------
      Preferred Stock.............................................        0%
      Short-term Obligations and Other Assets.....................      5.0%
      Common Stock................................................        0%
      Debt -- Unrated.............................................      3.0%
      Debt -- Standard and Poor's Rating
        AAA.......................................................     40.0%
        AA........................................................      2.0%
        A.........................................................      2.0%
        BBB.......................................................      3.0%
        BB........................................................      9.0%
        B.........................................................     36.0%
        CCC.......................................................      0.0%

  The chart above indicates the composition of the Salomon Brothers Strategic Bond Opportunities Series for the fiscal year ended December 31, 1997, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Series' net assets invested in each category as of the end of each month during the year. SBAM does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Series' portfolio will be in subsequent fiscal years.

   AVERAGE PORTFOLIO COMPOSITION OF THE BACK BAY ADVISORS BOND INCOME SERIES

                                                                   PERCENTAGE OF
      SECURITY                                                      NET ASSETS
      --------                                                     -------------
      Preferred Stock.............................................        0%
      Short-term Obligations and Other Assets.....................      6.4%
      Common Stock................................................        0%
      Debt -- Unrated.............................................        0%
      Debt -- Standard and Poor's Rating
        AAA.......................................................     42.0%
        AA........................................................     12.0%
        A.........................................................     14.0%
        BBB.......................................................     20.0%
        BB........................................................     12.0%
        B.........................................................        0%
        CCC.......................................................        0%
        CD........................................................        0%

  The chart above indicates the composition of the Back Bay Advisors Bond Income Series for the fiscal year ended December 31, 1997, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Series' net assets invested in each category as of the end of each month during the year. Back Bay Advisors does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Series' portfolio will be in subsequent fiscal years.

                                  APPENDIX B

                             RATINGS OF SECURITIES

  Description of Moody's Investors Service, Inc. corporate bond ratings:

  Aaa, Aa, A -- Bonds which are rated AAA or Aa are judged to be of high quality by all standards and are generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither higher protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

  C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Description of Standard & Poor's Ratings Group corporate bond ratings:

  AAA, AA, A -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in high rated categories.

  BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

  BB-B-CCC-CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CI -- The rating CI is reserved for income bonds on which no income is being paid.

  D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.